As filed with the Securities and Exchange Commission on June 7, 2022

  Securities Act Registration No. 333-117597

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. / /

Post-Effective Amendment No. /43/

CENTAUR MUTUAL FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

475 Park Avenue South, 9th Floor

New York, NY 10016

(Address of Principal Executive Offices)

(513) 587-3400

(Registrant's Area Code and Telephone Number)

Paul F. Leone

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

With Copy To:

Thomas W. Steed III, Esq.

Kilpatrick, Townsend & Stockton LLP

4208 Six Forks Road, Suite 1400

Raleigh, North Carolina 27609

Title of securities being registered: Shares of a series of the Registrant – Copley Fund.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that the Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

COPLEY FUND, INC.

5348 Vegas Drive

Las Vegas, Nevada 89108

Important Proxy Materials

PLEASE CAST YOUR VOTE TODAY

[ ], 2022

Dear Shareholder:

A special meeting of Shareholders of Copley Fund, Inc. (the “Existing Fund”) has been scheduled to be held on September [__], 2022, at 10:00 a.m. Eastern Time at the offices of Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Special Meeting”), to consider an Agreement and Plan of Reorganization (the “Plan”) under which the Existing Fund will be reorganized (the “Reorganization”) into a new series of Centaur Mutual Funds Trust (the “Centaur Trust”), to be called the “Copley Fund” (the “New Fund”) and DCM Advisors, LLC (“DCM”), the current investment sub-advisor to the Existing Fund, will be the investment advisor for the New Fund. Further, it is expected that the New Fund will be managed by Dr. Vijay Chopra, the same portfolio manager who has managed the Existing Fund since 2018.

Currently, Copley Financial Services, Corp (“CFS”) serves as investment advisor to the Existing Fund and DCM serves as investment sub-advisor to the Existing Fund. After various discussions between CFS and DCM, an agreement was entered into under which DCM agreed to purchase CFS, subject to certain conditions, including approval of the shareholders of the Existing Fund. In addition to serving as investment sub-advisor to the Existing Fund, DCM serves as investment advisor to two other mutual funds in the Centaur Trust. DCM believes that by reorganizing the Existing Fund into the Centaur Trust along with the two other mutual funds it manages in the Centaur Trust, DCM will be better positioned to grow its mutual fund clients’ assets and potentially achieve greater economies of scale for fund shareholders. In addition, DCM believes by having all 3 mutual funds in a single trust, DCM will be in a better position to market and brand its mutual fund business.

CFS and DCM made a recommendation to the Existing Fund’s Board of Directors (the “Existing Fund Board”) to approve the Reorganization based upon CFS’s and DCM’s belief that the Reorganization will benefit shareholders of the Existing Fund. Following careful analysis and consideration, the Existing Fund Board approved the Reorganization after concluding that the implementation of the Reorganization is in the best interests of the Existing Fund and its shareholders.

If the Reorganization is approved by shareholders of the Existing Fund, upon the closing of the Reorganization, all of the assets of the Existing Fund will be transferred to the New Fund in exchange for shares of the New Fund, as applicable, which shares will then be distributed pro rata to the Existing Fund’s shareholders.

The Reorganization is not expected to have any adverse federal or state tax consequences to the Existing Fund or its shareholders. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

The Existing Fund Board has approved the Reorganization and recommends that you vote “FOR” the Plan.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Combined Proxy Statement and Prospectus and cast your vote. It is important that your vote be received no later than September [__], 2022.

You may cast your vote by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage prepaid return envelope provided. In addition to voting by mail, you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
1) Read the Proxy Statement and have the enclosed proxy card at hand	1) Read the Proxy Statement and have the enclosed proxy card at hand
2) Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2) Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, please call [AST Fund Solutions, LLC], the Existing Fund’s proxy solicitor, toll-free at [___]. To vote your shares, please call the telephone number listed on the proxy card or visit the listed website. Thank you for your continued support.

Respectfully,

/s/

Roy G. Hale

President, Copley Fund, Inc.

COPLEY FUND, INC.

5348 Vegas Drive

Las Vegas, Nevada 89108

NOTICE OF MEETING OF SHAREHOLDERS

TO BE HELD ON [September [__], 2022]

To Shareholders of Copley Fund, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of Copley Fund, Inc., an open-end investment management company established under Nevada law as a Nevada Corporation (the “Existing Fund”), will be held at 10:00 a.m. Eastern Time on September [__], 2022, at the offices of Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to consider and vote on the following proposal, and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal:	To approve an Agreement and Plan of Reorganization (the “Plan”) between the Existing Fund and Copley Fund (the “New Fund”), a new series of Centaur Mutual Funds Trust (the “Centaur Trust”), an open-end management investment company organized as a Delaware statutory trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Existing Fund by the New Fund in exchange for shares of the New Fund; (b) the distribution of such shares to the shareholders of the Existing Fund; and (c) the liquidation and termination of the Existing Fund (the “Reorganization”).

The proposed Reorganization is described in the attached Combined Proxy Statement and Prospectus. The form of Agreement and Plan of Reorganization is attached as Appendix A hereto.

Shareholders of record as of the close of business on July [__], 2022 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Board of Directors of the Existing Fund has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

By Order of the Board of Directors,

/s/

Roy G. Hale

President, Copley Fund, Inc.

July [__], 2022

Your vote is important. Please fill in, date, sign and return the enclosed proxy card promptly in the enclosed postage-paid envelope whether or not you plan to be present at the meeting. You can also vote by telephone or through the Internet at the toll-free telephone number or website that appear on the proxy card. you may still vote in person if you attend the meeting.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION VALID

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o John B. Smith, Jr. UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

●	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site indicated on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card. Please make sure to have your proxy card available at the time of the call.

●	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. In order to log on, you will need the control number found on your proxy card. Please make sure to have your proxy card available at the time of the call.

●	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided.

[Add Mailing Address]

COPLEY FUND, INC.

5348 Vegas Drive

Las Vegas, Nevada 89108

QUESTIONS AND ANSWERS

Dated: July [__], 2022

The following questions and answers provide an overview of some of the key features of the proposed Reorganization. Please call [__] with any questions about the Reorganization or the Combined Proxy Statement and Prospectus generally or to obtain a copy of the Existing Fund’s prospectus and statement of additional information.

1.	What is this document and why did we send it to you?

The attached document is a Combined Proxy Statement and Prospectus for Copley Fund, Inc., an open-end investment management company established under Nevada law as a Nevada Corporation (the “Existing Fund”), and a prospectus for shares of the Copley Fund (the “New Fund”), a newly created series of Centaur Mutual Funds Trust (the “Centaur Trust”), an open-end investment management company organized as a Delaware statutory trust. You are receiving this document because our records show you own shares in the Existing Fund as of July [__], 2022 (the “Record Date”). This Combined Proxy Statement and Prospectus contains information that shareholders of the Existing Fund should know before voting on the proposal before them, as described below.

2.	What is being proposed?

The purpose of this Combined Proxy Statement and Prospectus is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the New Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization (the “Plan”) between the Existing Fund, the Centaur Trust, on behalf of the New Fund, Copley Financial Services, Corp. (“CFS”), the investment advisor to the Existing Fund, and DCM Advisors, LLC (“DCM”), the investment sub-advisor of the Existing Fund.

Shareholder approval is needed to proceed with the Reorganization, and a special meeting of shareholders of the Existing Fund will be held on September [__], 2022 to consider whether to approve the Reorganization (the “Special Meeting”).

3.	What is the purpose of the Reorganization?

The purpose of the Reorganization is to transition the Existing Fund into the New Fund, a series of the Centaur Trust. The New Fund was created specifically for the purpose of acquiring the assets and liabilities of the Existing Fund. If the proposed Reorganization is approved by the shareholders of the Existing Fund, upon the closing under the Plan: (i) the assets of the Existing Fund will be transferred to the New Fund in exchange for shares of the New Fund, which shares will then be distributed pro rata to the Existing Fund’s shareholders; (ii) DCM will serve as the sole investment advisor with respect to the assets that you have invested in the Existing Fund by the transferring such assets to the New Fund. Also, it is expected that the New Fund will be managed by Dr. Vijay Chopra, the current portfolio manager who has managed the Existing Fund since 2018 and who is an employee of DCM.

4.	How will the Reorganization affect me as a shareholder?

If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund as a result of the Reorganization. The shares of the New Fund that you receive immediately following the Reorganization will have a total net asset value (“NAV”) equal to the total NAV of the shares you held in the Existing Fund as of the closing date of the Reorganization. The Existing Fund’s Reorganization into the New Fund is expected to be tax-free to the Existing Fund and its shareholders.

The New Fund has engaged the Existing Fund’s sub-advisor, DCM, to manage the New Fund, and it is expected that the New Fund will continue to be managed by Dr. Vijay Chopra, the current portfolio manager who has managed the Existing Fund since 2018 and who is an employee of DCM. While it is expected that the New Fund will be managed in a similar manner as the Existing Fund, the New Fund’s investment objective, fundamental investment policies and principal investment strategies and risks will differ from those of the Existing Fund. Information on the differences between the Existing Fund’s and the New Fund’s investment objective, fundamental investment policies and principal investment strategies and risks is contained in the “Synopsis,” “Principal Risk Factors” and “Information about the Existing Fund and New Fund” sections of the Combined Proxy Statement and Prospectus. In addition, the New Fund’s Board of Trustees (the “New Fund Board”), officers, legal counsel and some of the service providers will differ from those of the Existing Fund. For information on the New Fund Board and officers please see the New Fund’s Statement of Additional Information (“SAI”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on [____]. The independent public accounts, Fund Administrator and Fund Account and custodian for the New Fund will be the same as the Existing Fund.

A comparison of the Existing Fund’s and the New Fund’s service providers are listed below.

Service Providers	Existing Fund	New Fund
Investment Advisor	CFS	DCM
Investment Sub-Advisor	DCM	none
Legal Counsel	Gallet Dreyer & Berkey, LLP	Kilpatrick Townsend & Stockton LLP
Independent Public Accountants	[________]	[_________]
Fund Administrator and Fund Accountant	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Principal Underwriter/Distributor	Ultimus Fund Distributors, LLC	Ultimus Fund Distributors, LLC
Custodian	U.S. Bancorp	U.S. Bancorp

5.	How will the Reorganization affect the fees and expenses I pay as a shareholder of the New Fund?

It is expected that the New Fund’s total fees and expense ratio will be lower than the total expense ratio of the Existing Fund due in part to the expected economies of scale created by the spreading of certain costs with the two other existing mutual funds managed by DCM in the Centaur Trust and anticipated lower fees of some of the service providers. In addition, it is anticipated that the overall management fees expense rate of the New Fund will be approximately the same as the overall management fees expense rate of the Existing Fund, however, the New Fund will have a different management fee structure than the Existing Fund as described below, which may result in the overall management fees expense rate being higher or lower than the overall management fees expense rate of the Existing Fund, depending on the New Fund’s average daily net assets.

Existing Fund investment advisory fee. The Existing fund pays an annual investment advisory fee to CFS. The fee is based upon a percentage of the Existing Fund’s daily net assets computed (the assets upon which the fee is computed being hereinafter referred to as the “net securities assets”) and is calculated daily and paid monthly as follows:

1.	1.00% of the first $25,000,000 of average daily net securities assets;

2.	0.75% of the next $15,000,000 of average daily net securities assets; and

3.	0.50% of the average daily net securities assets in excess of $40,000,000.

CFS and the Existing Fund entered into an agreement whereby CFS agreed to waive $60,000 of its investment advisory fee from March 1, 2021 through February 28, 2022.

DCM, as the sub-advisor to the Existing Fund, is paid by CFS and not the Existing Fund.

New Fund investment advisory fee. The New Fund will pay an annual investment advisory fee to DCM, the advisor to the New Fund and current sub-advisor of the Existing Fund. The New Fund will pay monthly compensation to DCM based on the New Fund’s daily net asset as follows:

1.	0.65% of the first $500,000,000 of net assets; and

2.	0.62% of any net assets exceeding $500,000,000.

Comparison of Fees and Expenses. The below table describes the fees and expenses of the Existing Fund during the recently completed fiscal year ended February 28, 2022, and the estimated fees and expenses of the New Fund during the first year of operations.

Shareholder Fees (fees paid directly from your investment)	Existing Fund	New Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed) on Shares Held Less Than 10 Days	2.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%	0.65%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.55%	0.36%(a)
Total Annual Fund Operating Expenses Before Taxes	1.22%	1.01%
Net taxes	1.21%*	1.21%(b)
Total Annual Fund Operating Expenses	2.43%	2.22%
Fee Waiver	(0.07)%(c)	None
Total Annual Fund Operating Expenses After Fee Waiver	2.36%(d)	2.22%

(a)	“Other Expenses” are based on estimated amounts for the current year, based on average net assets for the year ended of February 28, 2022 in the amount of $95,689,032.
(b)	In comparing the New Fund to other mutual funds, investors should consider the New Fund’s unique tax characteristics related to the accrual of deferred taxes. Please see “Accumulated Earnings Tax” and “Tax on Unrealized Appreciation” on pages [30] and [33], respectively. The New Fund is required to include deferred taxes of its predecessor fund, the Existing Fund, in calculating its expense ratio even though they are not currently payable. The predecessor fund’s total annual operating expense ratio after advisory fee waiver and without the inclusion of net regular and deferred taxes was 1.15%. The components of net tax expense consist of tax expense $2,721,787, or 2.84% of average net assets, and tax benefit of $1,564,390, or 1.63% of average net assets. This information is included to provide information about the expenses of the predecessor fund, which may provide some indication of the expenses of the New Fund in the future.
(c)	CFS, the Existing Fund’s investment advisor, entered into an agreement with the Existing Fund whereby CFS has agreed to waive $60,000 of its fee per annum. This agreement was effective through February 28, 2022. After February 28, 2022, CFS or the Existing Fund can choose not to continue the agreement.
(d)	In comparing the Existing Fund to other mutual funds, investors should consider the Existing Fund’s unique tax characteristics related to the accrual of deferred taxes. Please see “Accumulated Earnings Tax” and “Tax on Unrealized Appreciation” on pages [30] and [33], respectively. The Existing Fund is required to include deferred taxes in calculating its expense ratio even though they are not currently payable. The Existing Fund’s total annual operating expense ratio after advisory fee waiver and without the inclusion of net regular and deferred taxes is 1.15%.
*	The components of net tax expense consist of tax expense $2,721,787, or 2.84% of average net assets, and tax benefit of $1,564,390, or 1.63% of average net assets.

The fees and expenses of the Existing Fund and the New Fund are described further in the “Comparison Fee Tables and Examples” section of the Combined Proxy Statement and Prospectus.

6.	How will the Reorganization work?

Pursuant to the Plan, the Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities. The Existing Fund will then distribute the shares it receives from the New Fund to shareholders in proportion to their holdings of such shares in the Existing Fund, in liquidation of the Existing Fund. At the time of the Reorganization, holders of the Existing Fund’s shares will receive shares of the New Fund with the same aggregate NAV as their Existing Fund shares held immediately prior to the Reorganization.

If the Plan is carried out as proposed, the transaction is not expected to have any adverse federal or state tax consequences to the Existing Fund or its shareholders. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

7.	If approved, when will the Reorganization happen?

The closing of the Reorganization will take place as soon as practicable following shareholder approval, and is expected to close on or about September [__], 2022.

8.	What will happen if the Reorganization is not approved?

If the shareholders of the Existing Fund do not approve the Reorganization, then the Existing Fund will continue to operate and the Board of Directors of the Existing Fund may take any further action it deems to be in the best interests of the Existing Fund and its shareholders.

9.	Why do I need to vote?

Your vote is important and is needed to ensure that the Reorganization proposal can be acted upon. Even if you are a small investor, your vote makes a difference. If too few shareholders vote, the Existing Fund may not receive enough votes to go forward with the Special Meeting. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate and vote as soon as possible to avoid any delay in the proposed Reorganization. If necessary, we may ask Existing Fund shareholders to vote on a proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reorganization.

10.	How do the Directors recommend that I vote?

After careful consideration, the Board of Directors of the Existing Fund approved the Reorganization and recommends that you vote “FOR” the Reorganization.

11.	Who is paying for expenses related to the Reorganization?

DCM has agreed to pay all of the expenses related to the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the New Fund’s Registration Statement and printing and distribution of the Combined Proxy Statement and Prospectus, legal fees, accounting fees, proxy solicitation expenses and other expenses of holding the Special Meeting. DCM expects the expenses of the Reorganization to be approximately $[___].

12.	How do I vote?

You can vote in one of the following four ways:

1.	Complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;

2.	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions;

3.	Go to the website that appears on the enclosed proxy card and follow the simple instructions; or

4.	Attend the Special Meeting in person.

Whether or not you plan to attend the Special Meeting, your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person.

13.	What if I have questions?

If you have any questions regarding the proposed Reorganization or how to vote your shares, please call the Existing Fund’s proxy solicitor, [AST Fund Solutions, LLC], toll-free at [___`].

COMBINED PROXY STATEMENT AND PROSPECTUS

July [__], 2022

FOR THE REORGANIZATION OF

COPLEY FUND, INC.,

5348 Vegas Drive

Las Vegas, Nevada 89108

508-674-8459

INTO

COPLEY FUND,

a series of

CENTAUR MUTUAL FUNDS TRUST

475 Park Avenue South, 9th Floor

New York City, NY 10016

513-587-3400

This Combined Proxy Statement and Prospectus is being sent to you in connection with the solicitation of proxies by Copley Fund, Inc., an open-end investment company established under Nevada law as a Nevada Corporation (the “Existing Fund”), in connection with a special meeting of shareholders of the Existing Fund (the “Special Meeting”) to be held at 10:00 a.m. Eastern Time on September [__], 2022, at the offices of Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. At the Special Meeting, shareholders of the Existing Fund will be asked to consider the following proposal, and any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof:

Proposal:	To approve an Agreement and Plan of Reorganization (the “Plan”) between the Existing Fund and Copley Fund (the “New Fund”), a new series of Centaur Mutual Funds Trust (the “Centaur Trust”), an open-end management investment company organized as a Delaware statutory trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Existing Fund by the New Fund in exchange for shares of the New Fund; (b) the distribution of such shares to the shareholders of the Existing Fund; and (c) the liquidation and termination of the Existing Fund (the “Reorganization”).

After careful consideration and upon the recommendation of Copley Financial Services, Corp (“CFS”), the Existing Fund’s investment advisor and DCM Advisors, LLC (“DCM”), the Existing Fund’s investment sub-advisor and the New Fund’s investment advisor, the Existing Fund’s Board of Directors (the “Existing Fund Board”) unanimously recommends that shareholders of the Existing Fund vote “FOR” the proposal.

A copy of the Plan is attached hereto as Appendix A. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Combined Proxy Statement and Prospectus, which means that they are legally considered to be a part of this Combined Proxy Statement and Prospectus:

●	the Prospectus and Statement of Additional Information (“SAI”) of the Existing Fund, dated June 29, 2021, are incorporated by reference to Post-Effective Amendment No. 57 to the Existing Fund’s Registration Statement on Form N-1A (File Nos. 2-60951 and 811-2815), filed with the SEC on June 30, 2021 and supplemented June [__], 2022 (the “Existing Fund’s Prospectus and SAI”); and

●	the report of the Independent Registered Public Accounting Firm for and audited financial statements of the Existing Fund is incorporated by reference to the Annual Report to Shareholders of the Existing Fund for its fiscal year ended February 28, 2022, filed on Form N-CSR (File No. 811-2815) with the SEC on May 9, 2022 (the “Existing Fund’s Annual Report”).

Copies of the Existing Fund’s documents are available upon request and without charge by writing to the Existing Fund at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, or by calling 1-877-881-2757. The New Fund has been created in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Existing Fund and will not commence operations until the closing of the Reorganization. Because the New Fund has not yet commenced operations as of the date of this Combined Proxy Statement and Prospectus, no Annual or Semi-Annual Report to Shareholders is available. Once available, copies of this document will be provided upon request and without charge by writing to Copley Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-888-484-5766.

The Existing Fund’s Prospectus and Existing Fund’s Annual Report to Shareholders have been previously mailed to shareholders of the Existing Fund. The principal offices of the Existing Fund and the Centaur Trust are identified above. This Combined Proxy Statement and Prospectus will be first sent to shareholders on or about July [___], 2022.

This Combined Proxy Statement and Prospectus includes information about the New Fund that you should know before considering the Plan and resulting Reorganization, and it should be retained for future reference. Additional information contained in the SAI of the New Fund relating to this Combined Proxy Statement and Prospectus, as required by the SEC, is on file with the SEC. The New Fund’s SAI is available without charge, upon request by calling the toll-free number set forth above for the New Fund or by writing to the New Fund at the address set forth above. The New Fund’s SAI, dated [__] (File Nos. 333-117597 and 811-21606), filed with the SEC on [___], is incorporated by reference into this Combined Proxy Statement and Prospectus.

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this Combined Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

I.	SYNOPSIS	16
II.	PRINCIPAL RISK FACTORS	28
III.	COMPARISON FEE TABLES AND EXAMPLES	35
IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION	37
V.	INFORMATION ABOUT THE EXISTING FUND AND THE NEW FUND	43
VI.	VOTING INFORMATION	62
VII.	LEGAL MATTERS	65
VIII.	EXPERTS	65
IX.	INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION	65
APPENDIX A		67
APPENDIX B		90
APPENDIX C		96

I.	SYNOPSIS

A.	Overview

The following synopsis is a summary of certain information contained elsewhere in this Combined Proxy Statement and Prospectus, including the documents incorporated by reference, as well as in the Agreement and Plan of Reorganization (the “Plan”, and the transaction contemplated in the Plan, collectively the “Reorganization”). This synopsis is qualified by reference to the more complete information contained herein as well as in the Prospectus and SAI of Copley Fund, Inc. (the “Existing Fund”), as supplemented to date, which includes information about the Existing Fund, and in the Plan attached hereto as Appendix A. Shareholders should read this entire Combined Proxy Statement and Prospectus carefully.

B.	Reasons for the Reorganization and Board Deliberations

The purpose of the Reorganization is to transition the Existing Fund into a new series of Centaur Mutual Funds Trust (the “Centaur Trust” or the “New Fund’s Trust”), to be called the “Copley Fund” (the “New Fund”). The New Fund was created specifically for the purpose of acquiring the assets and liabilities of the Existing Fund.

Copley Financial Services, Corp. (“CFS”) is the current investment advisor of the Existing Fund and DCM Advisors, LLC (“DCM”) is the current investment sub-advisor of the Existing Fund. After various discussions between CFS and DCM, an agreement was entered into under which DCM agreed to purchase CFS (the “Purchase Agreement”), subject to certain conditions, including approval of the shareholders of the Existing Fund. In addition to serving as investment sub-advisor to the Existing Fund, DCM serves as investment advisor to two other mutual funds in the Centaur Trust. It is DCM’s business objective to manage all of its mutual fund clients in one fund complex. DCM believes that by reorganizing the Existing Fund into the Centaur Trust along with the two other mutual funds it manages in the Centaur Trust, DCM will be better positioned to grow its mutual fund clients’ assets and potentially achieve greater economies of scale for fund shareholders. In addition, DCM believes by having all 3 mutual fund clients in a single complex, DCM will be in a better position to market and brand its mutual fund business. Shareholder approval is needed to proceed with the Reorganization and CFS and DCM made a recommendation to the Board of Directors of the Existing Fund (the “Existing Fund Board” and each member a “Director” and collectively the “Directors”) to approve the Reorganization based upon CFS’s and DCM’s belief that the Reorganization will benefit shareholders of the Existing Fund.

The Existing Fund Board considered the Reorganization at meetings held on October 5, 2021, November 2, 2021 and on April 27, 2022, and the Existing Fund Board, including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the Reorganization. In approving the Reorganization, the Existing Fund Board determined that: (i) participation in the Reorganization is in the best interest of the Existing Fund and its shareholders; and (ii) the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization.

In making these determinations, the Existing Fund Board reviewed and considered information provided to them to assist them in evaluating the Reorganization, such as information relating to: the terms of the Plan; the investment objective, strategies, risks and policies of the new Copley Fund (the “New Fund”), a new series of the Centaur Trust; the New Fund’s fee structure, as compared to the Existing Fund’s fee structure; the New Fund’s investment adviser, DCM, and other service providers; the fact that DCM has been the sub-adviser to the Existing Fund since 2018; the U.S. federal income tax consequences of the Reorganization; the costs anticipated to be incurred in connection with the Reorganization and the fact that DCM would pay such costs; and that the Existing Fund and New Fund would, from a shareholder perspective, have the same name and same portfolio manager and is expected to be managed in a manner similar to the Existing Fund.

The Existing Fund Board did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Reorganization. Rather, the approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following were some of the factors considered by the Existing Fund Board in making its determination:

●	While the New Fund and the Existing Fund (collectively referred to as the “Funds”) have the different fundamental investment policies and investment objectives, principal investment strategies, and principal risks, it is expected that the New Fund will be managed in a similar manner as Existing Fund;

●	DCM, the investment sub-adviser to the Existing Fund, would serve as the investment adviser to the New Fund, and it is expected that the portfolio of the New Fund will be managed by the portfolio manager that has experience in managing the Existing Fund, providing continuity of management;

●	At the current net asset value of the Existing Fund, the current overall management fee rate for the Existing Fund before fee waivers is expected to be similar to the overall management fee rate of the New Fund, and the total expenses of the New Funds are expected to be no greater than the total expenses of the Existing Fund;

●	The range and quality of services that the shareholders of the Existing Fund would receive as shareholders of the New Fund would generally be comparable to the range and quality of services that such shareholders currently receive;

●	The potential savings to the New Fund and the shareholders as a result of decreased compliance, legal and other fees and expenses;

●	The reasonableness of the terms and conditions in the Plan;

●	The Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Existing Fund and its shareholders;

●	DCM, not the Existing Fund or the New Fund, would pay all costs associated with the Reorganization; and

●	The Reorganization would not result in the dilution of the Existing Fund’s shareholders’ interests.

After evaluating all of the information and factors above, as well as other information and factors deemed relevant by the Existing Fund Board, the Existing Fund Board concluded that the terms of the Plan were reasonable, and that the Reorganization was in the best interests of the Existing Fund and its shareholders. Therefore, the Existing Fund Board approved the Reorganization and directed that the Plan be submitted to shareholders of the Existing Fund for approval.

The Existing Fund Board approved the Reorganization and recommends that you vote “FOR” the Reorganization.

If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur immediately following the Special Meeting of shareholders of the Existing Fund on or about September [__], 2022, or such other date as is agreed to by the parties, provided that the Existing Fund and New Fund has obtained prior to that time an opinion of Kilpatrick Townsend & Stockton LLP (“Kilpatrick Townsend”), legal counsel to the New Fund, concerning the tax consequences of the Reorganization as set forth in the Plan. The Plan may be terminated, and the Reorganization abandoned: (i) by either the Existing Fund or the New Fund, if the other party, or DCM or CFS materially breaches certain provisions of the Plan; (ii) by either the Existing Fund or the New Fund, if certain conditions are not met of the Plan; (iii) by either the Existing Fund or the New Fund, if a government order prohibits the closing of the Reorganization; or (iv) by the mutual consent of the Existing Fund and the New Fund. Further, if the Reorganization has not been substantially completed by the first anniversary of the Plan, the Plan shall automatically terminate unless a later date is agreed to in writing by both the Existing Fund and the New Fund.

DCM has agreed to pay all of the expenses related to the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The expenses of the Reorganization are expected to be approximately $[___]. The costs of the Reorganization include, but are not limited to, costs associated with the preparation, filing, printing, and mailing of this Combined Proxy Statement and Prospectus; legal, accounting, and other professional fees; proxy solicitation expenses; and other expenses of holding the Special Meeting and expenses incurred in connection with the dissolution and liquidation of the Existing Fund following the Reorganization. In addition to solicitations by mail, certain officers and agents of the Existing Fund, CFS, and DCM also may solicit proxies, without special compensation, by telephone. If shareholders holding a sufficient number of shares of the Existing Fund do not approve the Reorganization, then it is expected that the Existing Fund will continue to operate, and the Existing Fund Board may take any further action as it deems to be in the best interests of the Existing Fund and its shareholders.

As noted above, CFS and DCM have entered into a Purchase Agreement and under that agreement CFS will receive certain payments from DCM, which will be made by DCM from its own resources and not by the New Fund or its shareholders. Section 15(f) under the 1940 Act (“Section 15(f)”) provides a non-exclusive safe harbor for an investment advisor or any of its affiliated persons to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met. First, for a two-year period following the transaction, no “unfair burden” may be imposed on an investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the transaction occurs whereby the investment advisor (or its predecessor or successor) or any interested person of any such advisor receives or it entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. Second, during the three-year period immediately following the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. CFS, DCM and the Centaur Trust intend to comply with Section 15(f). The Board of Trustees of the Centaur Trust (the “New Fund Board”) is currently composed of 3 trustees, two of whom are not “interested persons” of the investment advisor or the predecessor investment advisor and one who works for DCM and is considered an “interested person”. Immediately prior to the closing of the Reorganization, the trustee who works for DCM plans on resigning from the New Fund Board.

C.	The Proposed Plan and Resulting Reorganization

If the Existing Fund’s shareholders approve the Plan and Reorganization, and certain closing conditions are met, the Reorganization is expected to take place as follows:

●	The Existing Fund will transfer all its assets to the New Fund;

●	The New Fund will assume all obligations of the Existing Fund;

●	The New Fund will issue shares to the Existing Fund, which will distribute those shares pro rata to its shareholders as applicable;

●	Shareholders of the Existing Fund will become shareholders of the New Fund;

●	Shares of the New Fund received by shareholders of the Existing Fund at the time of the Reorganization will have the same aggregate net asset value (“NAV”) as the shares of the Existing Fund held immediately prior to the Reorganization; and

●	The Existing Fund will be liquidated.

D.	Summary Comparison of the Existing Fund and the New Fund

1.	General

The Existing Fund is registered under the 1940 Act as an open-end, diversified management investment company. The Existing Fund was organized on February 21, 1978, and is a Nevada corporation.

The Centaur Trust is registered under the 1940 Act as an open-end management investment company. The Centaur Trust was organized on April 23, 2004, as a Delaware statutory trust. The New Fund is a diversified investment company.

DCM, the investment sub-advisor to the Existing Fund, is the investment adviser to the New Fund.

Shareholders will continue to be able to make additional purchases or sales of Existing Fund Shares up to and including the day of the Reorganization. If the Reorganization is approved, Existing Fund Shares will automatically be converted to New Fund Shares at the Closing (as defined in the Plan).

2.	Investment Objectives and Principal Investment Strategies

The Existing Fund’s and the New Fund’s Investment Objectives and Principal Investment Strategies are described in the table below. DCM, as the investment sub-advisor to the Existing Fund and the investment advisor to the New Fund, intends to invest the New Fund in a manner similar to the Existing Fund, but as noted below, there are certain differences in the descriptions of the investment objective and principal investment strategies.

	Existing Fund	New Fund	Differences
Investment Objective	The Existing Fund seeks to generate net long-term capital gains and dividend income.	The investment objective of the New Fund is to seek growth of capital.	The New Fund seeks growth of capital whereas the Existing Fund seeks to generate net long-term capital gains and dividend income.
Principal Investment Strategies	Under normal conditions, the Existing Fund invests at least 90% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System. The Existing Fund invests in stocks from a variety of industries included in the energy, communication, financial, pharmaceutical, insurance, retail and pipeline sectors.

Under normal circumstances, the New Fund invests at least 80% of the value of its net assets in equity securities (principally common stock) of domestic companies with medium to large market capitalizations ("80% Policy"). Large-cap corporations are those with market capitalizations of $10 billion and greater. Mid-cap companies are those with capitalizations between $2 and $10 billion. The market capitalization of a portfolio company will be measured at the time of its purchase and as of each purchase made by the New Fund thereafter. The New Fund must provide shareholders with 60 days’ prior written notice if it determines to change the foregoing 80% Policy. The equity securities in which the New Fund invests are primarily common stocks. The New Fund may also invest in American Depository Receipts (“ADRs”), preferred stocks, convertible securities, convertible bonds, and warrants. The New Fund seeks to identify and invest in equity securities of (1) companies with strong balance sheets and (2) companies whose earnings growth potential enhances prospects for future increases in share price and dividend rates. Emphasis is placed on companies that DCM believes are financially strong, have a demonstrable record of growth, and are led by capable, proven, shareholder-sensitive management. DCM reviews several factors that are based on the data from companies’ balance sheet and income statements. These factors and derived ratios reflect the companies’ balance sheet strength and earnings growth capabilities. Additionally, DCM reviews management behavior in areas such as research and development and capital expenditures.

The New Fund’s principal investment strategy lowers the minimum percentage of its assets that it invests in equity securities. The New Fund’s principal investment strategy provides that generally at least 80% of its net assets will be invested in medium to large market capitalization equities, whereas the Existing Fund provides that generally at least 90% of its total assets will be invested in equity securities. Also, the New Fund provides guidance on the capitalization of the equity securities in which it invests and provides information about the companies it invests in, diversification, and purchase and sale priorities. Further, the New Fund indicates that it may invest across a variety of industries.

The New Fund will generally consider selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The New Fund will also consider selling a security if, in the portfolio manager’s opinion, a superior investment opportunity arises. The New Fund may engage in active and frequent trading to achieve its investment objectives. The New Fund’s portfolio turnover rate may be 200% or more.
Tax Attributes

Most mutual funds are organized as Regulated Investment Companies (RICs) under Subchapter M of the Internal Revenue Code. Regulated Investment Companies are domestic corporations that act as investment agents for their shareholders, typically investing in corporate and government securities and distributing income earned from the investments as dividends. These funds may escape corporate taxation because, unlike ordinary corporations, they are entitled to claim a deduction for dividends paid to shareholders against their ordinary income and net capital gains. These funds may or may not distribute net capital gains to their shareholders, but they are required to distribute at least 90 percent of their annual investment company taxable income and net tax exempt interest income. The individual shareholder is the person responsible for federal and, where applicable, state and city income taxes on the pro rata share of earnings of the mutual fund.

Most mutual funds are organized as regulated investment companies under Subchapter M of the Internal Revenue Code. Regulated investment companies are domestic corporations that act as investment agents for their shareholders, typically investing in corporate and government securities and distributing income earned from the investments as dividends. These registered investment companies may not be subject to corporate taxation because, unlike ordinary corporations, they are entitled to claim such a deduction for dividends paid to shareholders against their ordinary income and net capital gains. These funds may or may not distribute net capital gains to their shareholders but they are required to distribute at least 90 percent of their annual investment company taxable income and net tax-exempt interest income. The individual shareholder is the person responsible for federal and, where applicable, state and city income taxes on the pro rata share of earnings of the mutual fund.

There are no material differences.

Copley Fund, Inc. is not a RIC. It is organized as a regular corporation (C corporation). Like most RICs, Copley investments are intended to create capital appreciation as well as dividend and interest income. Unlike a RIC, Copley is entitled to use the dividends received deduction whereby up to 50% of the dividend income received, or 50% of the taxable income of the Fund, whichever is less, is exempt from federal taxation. The remaining taxable income is taxed to the Fund at a maximum federal tax rate of 21%. The taxation of current earnings and profits at the Fund level, rather than at the shareholder level, is deemed by the Board of Directors to be in the best interest of all shareholders. See “Accumulated Earnings Tax” on page 8. Accordingly, dividends and capital gains are not distributed, but rather are accumulated within the Fund and capital gains are added to the value of each share on a daily basis. Any increase in per share value directly raises the value of each shareholder’s account.

Shareholders will have to recognize taxable income if they redeem shares at a gain. The difference in the amount received and the cost basis of the securities redeemed, will be either a capital gain or a capital loss. Capital gains are currently taxable at a federal maximum rate of 20%. In addition, the 3.8% Medicare tax may apply for certain taxpayers. Capital losses may be taken against other capital gains or be deductible in any given year up to a maximum of $3,000. Unused capital losses may be carried over to future years until the loss is used.

The New Fund is not a regulated investment company. It is organized as a regular corporation (C corporation). Like regulated investment companies that seek capital appreciation, the New Fund’s investments are intended to create capital appreciation, and may also generate dividend and interest income. Unlike a regulated investment company, the New Fund is entitled to use the dividends received deduction whereby up to 50% of the dividend income received, or 50% of the taxable income of the New Fund, whichever is less, is exempt from federal taxation. The remaining taxable income is taxed to the New Fund at a maximum federal tax rate of 21%. See “Accumulated Earnings Tax” on page [30]. Accordingly, dividends and capital gains are not distributed, but rather are accumulated within the New Fund and capital gains are added to the value of each share on a daily basis. Any increase in per share value directly raises the value of each shareholder’s account.

Shareholders will have to recognize taxable income if they redeem shares at a gain. The difference in the amount received and the cost basis of the securities redeemed, will be either a capital gain or a capital loss. Capital gains are currently taxable at a federal maximum rate of 20%. In addition, the 3.8% Medicare tax may apply for certain taxpayers. Capital losses may be taken against other capital gains or be deductible in any given year up to a maximum of $3,000. Unused capital losses may be carried over to future years until the loss is used.

	The Fund is liable for federal income taxes on any net realized capital gain at the statutory rate, presently 21%. In addition, the Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with current accounting pronouncements which requires the recognition of a full accrual on the deferred income tax that would be payable if the Fund liquidated all of its gain securities at the end of the fiscal year. It is important to note however, that the deferred income tax is actually payable only in the event the Fund would actually sell appreciated securities. The Fund may carry forward for 5 years any net capital losses as an offset against any net capital gains realized by the Fund during each taxable year.	The New Fund is liable for federal income taxes on any net realized capital gain at the statutory rate, presently 21%. In addition, the New Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with current accounting pronouncements which requires the recognition of a full accrual on the deferred income tax that would be payable if the New Fund liquidated all of its gain securities at the end of the fiscal year. It is important to note however, that the deferred income tax is actually payable only in the event the New Fund would actually sell appreciated securities. The New Fund may carry forward for 5 years any net capital losses as an offset against any net capital gains realized by the New Fund during each taxable year
Additional Information about the Fund

The New Fund considers an issuer to be a large-cap issuer if it has a market capitalization, at the time of purchase, is $10 billion or larger. The New Fund considers an issuer to be a mid-cap company if it has a market capitalization between $2 billion and $10 Billion at the time of purchase.

The New Fund may invest in ADRs. An ADR is a negotiable certificate issued by a U.S. depositary bank representing a specified number of shares of a foreign company’s stock. ADRs trade on U.S. stock exchanges as domestic shares do. ADRs offer the New Fund a way to gain exposure to a stock traded on a foreign securities exchange by purchasing the ADR on a U.S. stock exchange, without having to purchase that security on the foreign stock exchange, which may entail additional risk and expense. The U.S. depositor bank may charge the New Fund a periodic fee in connection with the New Fund’s investments in ADRs.

The New Fund provides additional information regarding the types of investments the New Fund may make.

In identifying investments for the New Fund, DCM starts by using in-house research and other sources to identify a universe of attractive companies across a range of industries. Attractive companies are businesses that DCM believes have one or more of the following characteristics:

● Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets;

● Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise; and

● A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change,

DCM then focuses on those companies that it believes have the ability to grow revenue and/or earnings at above average rates over several years, given DCM’s belief that superior investment returns are better achieved by buying and holding the stocks of companies that are able to grow at above-average sustainable rates over long periods of time. Factors considered may include:

● Product cycles, pricing flexibility and product or geographic mix;

● Cash flow and financial resources to fund growth; and

● Catalysts for growth such as changes in regulation, management, business cycle, business mix and industry consolidation.

DCM then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios, and price/cash flow ratios, among other factors to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their own price history. DCM focuses on investment valuation based on estimates of certain factors such as price to earnings, price to earnings growth and price to book values. The risk that an investment or potential investment may lose value may be reduced by focusing on DCM’s estimated value of a company’s stock relative to its current stock market value. DCM may purchase a stock when DCM’s estimate of a stock’s value is lower than the stock’s current market value. DCM may sell a stock when DCM’s estimate of a stock’s values is higher than the stock’s current market value. Such valuation analysis cannot eliminate the risk that any particular investment will decrease in value, and DCM’s estimate of a particular investment’s value may not be accurate or consistent with other investor’s estimates of value.

DCM monitors the companies in the New Fund’s portfolio to determine if there have been any fundamental changes in the companies. DCM adheres to a sell discipline and may sell a stock or reduce its position in a stock if:

● The stock subsequently fails to meet DCM’s initial investment criteria; or

● A more attractively priced stock is found or if funds are needed for other purposes

In anticipation of or in response to market, economic, political, or other conditions, DCM may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares. Anytime the New Fund takes a temporary defensive position, it may not achieve its investment objective.

The New Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The New Fund may also invest in securities and other investments not described in this prospectus.

For more information, see “Additional Information on Investments, Strategies and Risks” at page [___] of the New Fund’s SAI.

3.	Investment Advisory Services

DCM, located at 475 Park Avenue South, 9th Floor, New York, NY 10016, is the sub-adviser to the Existing Fund and is the investment adviser to the New Fund. DCM is a Delaware limited liability company established in 2001 that provides investment advisory services to individuals, corporations, non-taxable entities, and other mutual funds, business and private accounts. DCM has served as sub-adviser for the Existing Fund since 2018. If the Reorganization is approved, CFS, the Existing Fund’s investment adviser, will cease being the investment adviser to the Existing Fund; DCM will be the investment adviser of the New Fund under an investment advisory agreement with the New Fund. It is expected that the New Fund will be managed by Dr. Vijay Chopra, the current portfolio manager who has managed the Existing Fund since 2018 and who is an employee of DCM.

4.	Purchase and Redemption Procedures

The Existing Fund and New Fund have substantially similar purchase and redemption procedures. Purchases and sales (redemptions) of shares of both the Existing Fund and the New Fund are made at the NAV per share next determined after receipt of a purchase and redemption order. The Existing Fund and New Fund’s purchase and sale information are described in the table below:

	Existing Fund	New Fund
Purchases and Sale of Fund Shares

The minimum initial investment for individuals, corporations, partnerships and trusts is $1,000. There is a $100 minimum for subsequent investments.

You may redeem your shares at any time by written request, telephone or wire transfer on any business day.

The New Fund’s minimum initial investment for all shareholders is $1,000. There is a $100 minimum for subsequent investments.

Generally, you may purchase or redeem shares of the New Fund on any business day the New York Stock Exchange (“NYSE”) is open (“Business Day”): By mail; by facsimile at 1-877-513-0756; by telephone at 1-888-484-5766; and through authorized Broker-Dealer and Financial Intermediaries.

5.	Tax Information

Tax information about the Existing Fund and New Fund are substantially the same. Both the Existing Fund and the New Fund do not normally make income or capital gains distributions. The Existing Fund is, and the New Fund intends to be, taxed as a regular corporation under the Internal Revenue Code. Accordingly, the Existing Fund and the New Fund each retains all net realized net capital gains, if any, and investment income to increase its net assets. Consequently, shareholders of both the Existing Fund and the New Fund are not individually liable for income taxes associated with the operations of the Existing Fund and the New Fund. Shareholders will recognize taxable income or losses if they redeem shares at a gain.

6.	Payments to Broker-Dealers and Other Financial Intermediaries

Information about payments to broker-dealers and other financial intermediaries are described in the table below:

	Existing Fund	New Fund
Purchases and Sale of Fund Shares	If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank) you may be charged a fee or commission. The Fund receives no portion of any such fee and makes no payments to broker-dealers or other financial intermediaries for the sale of Fund shares.

If you purchase shares of the New Fund through a broker-dealer or other financial intermediary (such as a bank), the New Fund and its related companies may pay the intermediary for the sale of New Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the New Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

An investment in the New Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

E.	Federal Tax Consequences of the Proposed Reorganization

The Existing Fund and New Fund will have received on the closing date an opinion of Kilpatrick Townsend, legal counsel to the New Fund for purposes of the Reorganization, to the effect that Kilpatrick Townsend believes that the proposed Reorganization, if carried out as proposed, will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is anticipated that: (i) no gain or loss will be recognized by the Existing Fund upon the transfer of assets solely in exchange for shares of the New Fund and its assumption of liabilities, if any, or by shareholders of the Existing Fund upon their receipt of shares of the New Fund; (ii) the tax basis for the shares of the New Fund received by shareholders will be the same as their tax basis for the shares of the Existing Fund to be constructively surrendered in exchange therefore; and (iii) the holding period of the shares of the New Fund to be received in connection with the Reorganization will include the period during which the shares of the Existing Fund to be constructively surrendered in exchange therefore were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange.

II.	PRINCIPAL RISK FACTORS

A discussion regarding principal risks of investing in the Existing Fund and the New Fund is set forth below:

Existing Fund	New Fund	Differences
Introduction: You may lose money on your investment in the Fund.	Introduction: An investments in the New Fund are subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the New Fund will be successful in meeting its investment objective. Generally, the New Fund will be subject to the following additional principal risks.	There are no material differences.

Stocks. While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The stocks in which the Existing Fund principally invest are subject to those risks.

Because the securities the Existing Fund holds fluctuate in price, this means you could lose money over short or even extended periods. As with all mutual funds, Existing Fund shares are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency.

Market Risk. Market risk refers to the possibility that the value of equity securities held by the New Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in 2019 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the New Fund. During periods of market volatility or in a declining stock market, security prices (including securities held by the New Fund) could fall drastically and rapidly regardless of their long-term prospects and therefore adversely affect the New Fund. The New Fund’s performance per share will change daily in response to such factors.

The New Fund provides additional risk disclosure relating to investing in equity securities and discusses the risks associated with investing in mid-cap, large-cap, and other equity securities.

Large-Cap Company Risk. Large-cap companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns for large-cap companies generally trail returns of smaller companies or the overall stock market.

Mid-Cap Company Risk. Investing in mid-cap companies involves greater risk than is customarily associated with larger, more established companies. Mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of mid-cap companies may be more susceptible to market downturns and other events, less liquid, and their prices may be more volatile.

Risks Related to Other Equity Securities. In addition to common stocks, the equity securities in the New Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the New Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the New Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Accumulated Earnings Tax. Since the Existing Fund accumulates its net investment income rather than distributing it, the Existing Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available in calculating excess earnings subject to this tax. The accumulated earnings tax would be payable in addition to the regular corporate income tax. If the Existing Fund were to distribute its accumulated taxable income to avoid the accumulated earnings tax (a) the Existing Fund’s NAV would drop by the amount of that distribution and (b) shareholders would receive taxable dividend income of that amount, pro rata. Under current law, that dividend income should be treated as a qualified dividend, subject to a maximum federal tax of 20% plus (depending on the shareholder’s adjusted gross income), an additional 3.8% federal investment income tax plus (depending on the shareholder’s tax residence) state and city income tax.

Solely as an example: If the accumulated earnings tax were paid for the Existing Fund’s 2021 fiscal year on its accumulated earnings that year of approximately $3,100,000.00, the tax would have been $625,000, reducing NAV by $0.89 per share based on the number of shares outstanding at February 28, 2021.

Accumulated Earnings Tax. Since the New Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available in calculating excess earnings subject to this tax. The accumulated earnings tax would be payable in addition to the regular corporate income tax. If the Fund were to distribute its accumulated taxable income to avoid the accumulated earnings tax (a) the Fund’s NAV would drop by the amount of that distribution and (b) shareholders would receive taxable dividend income of that amount, pro rata. Under current law, that dividend income should be treated as a qualified dividend, subject to a maximum federal tax of 20% plus (depending on the shareholder’s adjusted gross income), an additional 3.8% federal investment income tax plus (depending on the shareholder’s tax residence) state and city income tax.

Non-U.S. taxpayers/shareholders would have been subject to a 30% withholding unless a lower treaty rate applied.

All Dollar and tax references herein are estimates based on current tax rates, which are subject to change.

There are no material differences.

Instead, if the Existing Fund distributed the approximate $3,100,000.00 to the shareholders, avoiding the accumulated earnings tax for the year (a) the NAV would have been decreased by $4.44 per share and (b) the shareholders would have received $4.44 per share dividend, taxable for federal purposes as well as state and city purposes, depending on the tax residency of the shareholder. The maximum federal tax alone would be 20% at current rates ($0.88) plus a 3.8% investment income tax ($0.16) for a total federal tax of $1.04 per share. State and city income taxes would depend on the shareholder’s tax residence.

Non U.S. taxpayers/shareholders would have been subject to a 30% withholding unless a lower treaty rate applied.

All Dollar and tax references herein are estimates based on current tax rates, which will likely increase later this year. The Existing Fund will monitor changes in the tax law and will consider suggesting changes to its policy regarding the accumulated earnings tax, as and where appropriate.

Utilities Industry. While the Existing Fund generally does not invest more than 25% of its assets in any one industry, it may, at times, have a substantial portion of its assets invested in public utility companies or in other sectors. At such times, the Existing Fund’s performance is closely tied to conditions affecting the public utilities or such other industry, which may change rapidly.

We do not believe additional risk disclosures are necessary for our weight in the technology sector because (a) our weighting is less than that of benchmark indexes such as the S&P index and (b) different vendors of sector classification data classify stocks in different sectors. We believe that our weight in the technology sector does not expose the Existing Fund to unusual or extraordinary levels of risk.

Sector Focus Risk. While the New Fund does not focus its investments on a particular sector, it may from time to time be heavily invested in a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the New Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the New Fund’s share prices may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the New Fund may invest in more heavily will vary.	The Existing Fund discusses the risks associated with having a substantial portion of its assets invested in public utility companies and other specific sectors. The New Fund, however, indicates while it may at times invest sector, it does not focus on any particular sector.

Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. On-going regulatory changes have led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. In addition, the industry is subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during inflationary periods; restrictions on operations and increased costs due to environmental and safety regulations; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and the effects of the general economy, energy conservation and other factors affecting the level of demand for services.
Former Operating Business Tax Risk. The Existing Fund filed combined Massachusetts corporate excise tax returns with Stuffco International, Inc. (“Stuffco”), a company wholly owned by the Estate of the former Chairman of the Existing Fund. For the year ended February 29, 2020, the reported Massachusetts corporate excise tax of the since discontinued Operating Division was $1,000. This combined return included all income and expense of the since discontinued Operating Division and excluded the Existing Fund’s investment income and expense. The Commonwealth of Massachusetts may not agree with this exclusion. Management believes that the exclusion in the combined corporate excise returns is proper and further believes that, if contested, any likely resolution would not have a material adverse effect on the Existing Fund’s assets and liabilities or statement of operations.	Former Operating Business Tax Risk from Existing Fund. The Existing Fund filed combined Massachusetts corporate excise tax returns with Stuffco International, Inc. (“Stuffco”), a company wholly owned by the Estate of the former Chairman of the Existing Fund. For the year ended February 29, 2020, the reported Massachusetts corporate excise tax of the since discontinued Operating Division was $1,000. This combined return included all income and expense of the since discontinued Operating Division and excluded the Existing Fund’s investment income and expense. The Commonwealth of Massachusetts may not agree with this exclusion. Since the tax statute of limitations has not yet expired, there is the risk that the Commonwealth of Massachusetts may disagree with the tax position of the Existing Fund, which could affect the New Fund’s assets and liabilities or statement of operations.	There are no material differences.

Tax and Unrealized Appreciation. Federal and, where applicable, state income taxes are payable by the Existing Fund when portfolio securities are sold that have appreciated (gone up) in value. The Existing Fund provides for this eventuality in an account entitled Deferred Federal Income Tax. The Existing Fund currently is required to accrue a liability, on a day to day basis, for all unrealized appreciation at the estimated statutory federal and, if applicable, state income tax rates. When portfolio securities decrease in value (depreciate) the estimated tax accruals associated with the depreciation is removed from the deferred federal income tax account.

The deferred income tax liability may become quite substantial when the Existing Fund has highly appreciated securities. It is important to understand that this deferred liability will only be paid when securities that have appreciated in value are sold by the Existing Fund or securities dividended out to shareholders. The Existing Fund has a history of purchasing solid securities and holding the securities for long periods of time. Therefore, the deferred income tax liability associated with these securities will also, by historical practice, be a longterm liability.

Tax on Unrealized Appreciation. Federal and, where applicable, state income taxes are payable by the New Fund when portfolio securities are sold that have appreciated (gone up) in value. The New Fund provides for this eventuality in an account entitled Deferred Federal Income Tax. The New Fund currently is required to accrue a liability, on a day-to-day basis, for all unrealized appreciation at the estimated statutory federal and, if applicable, state income tax rates. When portfolio securities decrease in value (depreciate) the estimated tax accruals associated with the depreciation is removed from the deferred federal income tax account.

The deferred income tax liability may become quite substantial when the New Fund has highly appreciated securities. It is important to understand that this deferred liability will only be paid when securities that have appreciated in value are sold by the New Fund.

.

The New Fund does not discuss the historical success or long-term liability status of purchased securities discussed by the Existing Fund.
Management Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. The returns from the types of stocks purchased by the New Fund may at times be better or worse than the returns from other types of stocks (e.g., large-cap, mid-cap, growth, value, etc.). Each type of stock tends to go through cycles of performing better or worse than the stock market in general. The performance of the New Fund may thus be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.	This is an additional risk added by the New Fund.

ADR Risks. Because ADRs are issued by non-US companies, they entail special risks inherent to all foreign investments. These include:

:

●    Exchange Rate risk—the risk that the currency in the issuing company’s country will drop relative to the US dollar;

●    Political Risk—the risk that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings; and

●   Inflation Risk—the risk that inflation in the issuing company’s country will erode the value of that currency.

This is an additional risk added by the New Fund.
Risks Related to Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. High rates of portfolio turnover could lower performance of the New Fund due to increased costs and may also result in the realization of capital gains. If the New Fund realizes capital gains when it sells its portfolio investments, it can increase taxable income for the New Fund. Under normal circumstances, the anticipated portfolio turnover rate for the New Fund is expected to be more than 100%.	This is an additional risk added by the New Fund.

III.	COMPARISON FEE TABLES AND EXAMPLES

A.	Fee Tables

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Existing Fund and the New Fund. The fees and expenses for the Existing Fund are based on fees and expenses incurred by the Existing Fund during its most recently completed fiscal year ended February 28, 2022, and thus are restated from the fees and expenses as shown in the Existing Fund’s current Prospectus dated June 29, 2021. Only pro forma information has been presented for the New Fund because it will not commence operations until the Reorganization is completed.

FEES AND EXPENSES

A.       Fee Tables

Existing Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Existing Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed) on Shares Held Less Than 10 Days	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.55%
Net taxes*	1.21%
Total Annual Fund Operating Expenses	2.43%
Fee Waiver(a)	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver(b)	2.36%

(a)	CFS, the Existing Fund’s investment advisor, entered into an agreement with the Fund whereby CFS has agreed to waive $60,000 of its fee per annum. This agreement was effective through February 28, 2022. After February 28, 2022, CFS or the Existing Fund can choose not to continue the agreement.

(b)	In comparing the Existing Fund to other mutual funds, investors should consider the Existing Fund’s unique tax characteristics related to the accrual of deferred taxes. Please see “Accumulated Earnings Tax” and “Tax on Unrealized Appreciation” on pages [30] and [33], respectively. The Existing Fund is required to include deferred taxes in calculating its expense ratio even though they are not currently payable. The Existing Fund’s total annual operating expense ratio after advisory fee waiver and without the inclusion of net regular and deferred taxes is 1.15%.

*	The components of net tax expense consists of tax expense $2,721,787 or 2.84% of average net assets, and tax benefit of $1,564,390 or 1.63% of average net assets.

New Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the New Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a% of amount redeemed) on Shares Held Less Than 10 Days	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.36%
Net taxes[2]	1.21%
Total Annual Fund Operating Expenses	2.22%

1	“Other Expenses” are based on estimated amounts for the current year, based on average net assets for the year ended February 28, 2022 in the amount of $95,689,032.

2	In comparing the New Fund to other mutual funds, investors should consider the New Fund’s unique tax characteristics related to the accrual of deferred taxes. Please see “Accumulated Earnings Tax” and “Tax on Unrealized Appreciation” on pages [30] and [33], respectively. The New Fund is required to include deferred taxes of its predecessor fund, the Existing Fund, in calculating its expense ratio even though they are not currently payable. The predecessor fund’s total annual operating expense ratio after advisory fee waiver and without the inclusion of net regular and deferred taxes is 1.51%. The components of net tax expense consist of tax expense $2,721,787, or 2.84% of average net assets, and tax benefit of $1,564,390, or 1.63% of average net assets. This information is included to provide information about the expenses of the predecessor fund, which may provide some indication of the expenses of the New Fund in the future.

B.        Example

These examples are intended to help you compare the cost of investing in the Existing Fund and the New Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the specified fund for the periods indicated and then redeem all of your shares at the end of those periods. With respect to the New Fund, the example assumes that the Reorganization has been completed and is based upon estimates of the New Fund’s total operating expenses for the periods shown. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Existing Fund	New Fund
1 Year	$239	$225
3 Years	$751	$694
5 Years	$1,289	N/A
10 Years	$2,761	N/A

IV.       The Proposed Plan and Resulting Reorganization

The Plan sets forth the terms by which the Existing Fund will be reorganized into the New Fund. The form of Plan is attached as Appendix A, and the description of the Plan contained herein is qualified in its entirety by the attached Plan. The following is a summary of key information concerning the proposed Reorganization.

A.       Summary of the Proposed Reorganization

The Plan provides that upon the transfer of all of the assets of Existing Fund to the New Fund and the assumption of all of the liabilities of the Existing Fund by the New Fund on the closing date of the Reorganization (“Closing Date”), the New Fund will issue to the Existing Fund that number of shares having an aggregate NAV equal in value to the aggregate NAV of the Existing Fund’s shares, calculated as of the last business day preceding the Closing Date (the “Valuation Date”). The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the New Fund in proportion to their holdings of shares in the Existing Fund, in liquidation of the Existing Fund. Existing Fund shareholders will receive shares of the New Fund based on their respective holdings in the Existing Fund as of the Valuation Date.

Upon completion of the Reorganization, each shareholder of the Existing Fund will own that number of shares of the New Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s shares held in the Existing Fund as of the Valuation Date. Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by the Existing Fund for such shareholder.

Until the Valuation Date, shareholders of the Existing Fund will continue to be able to redeem their shares as stated in the Existing Fund’s prospectus, dated June 29, 2021. Redemption and purchase requests received by the Existing Fund or its transfer agent after the Valuation Date will be treated as requests received for the redemption or purchase of shares of the New Fund. After the Reorganization, all of the issued and outstanding shares of the Existing Fund will be canceled on the books of the Existing Fund and the transfer agent’s books of the Existing Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from Kilpatrick Townsend, counsel to the New Fund, addressed to the Existing Fund and the New Fund. The opinion will address certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and assumes the parties’ performance in all material respects of their respective agreements and undertakings in the Plan. Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization will occur immediately following the Special Meeting of shareholders of the Existing Fund on or about September [__], 2022, or such other date as is agreed to by the parties.

The Plan may be terminated, and the Reorganization abandoned: (i) by either the Existing Fund or the New Fund, if the other party, or DCM or CFS materially breaches certain provisions of the Plan; (ii) by either the Existing Fund or the New Fund, if certain conditions are not met of the Plan; (iii) by either the Existing Fund or the New Fund, if a government order prohibits the closing of the Reorganization; or (iv) by the mutual consent of the Existing Fund and the New Fund. Further, if the Reorganization has not been substantially completed by the first anniversary of the Plan, the Plan shall automatically terminate unless a later date is agreed to in writing by both the Existing Fund and the New Fund.

B.       Description of the New Fund Shares

The New Fund shares issued to the Existing Fund shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The New Fund shares may be sold and redeemed based upon the NAV of the New Fund next determined after receipt of the purchase or redemption request, as described in the New Fund’s prospectus.

C.       Reasons for the Reorganization Considered by the Existing Fund Board

The Existing Fund Board, including all of the Independent Directors, has determined that the interests of the Existing Fund’s shareholders will not be diluted as a result of the proposed Reorganization and that the proposed Reorganization is in the best interests of the Existing Fund’s shareholders.

The reasons for the Reorganization are described above under “Synopsis - Reasons for the Reorganization and Board Deliberations”.

D.       Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Kilpatrick Townsend, counsel to the New Fund, has been asked to deliver to the New Fund and the Existing Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

●	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and the New Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	Under Sections 361 and 357 of the Code, the Existing Fund will not recognize gain or loss upon (i) the transfer of all its assets to the New Fund solely in exchange for New Fund shares and the assumption by the New Fund of liabilities of the Existing Fund and (ii) the distribution of the New Fund shares by the Existing Fund to its shareholders in liquidation;

●	Under Section 1032 of the Code, the New Fund will not recognize gain or loss upon receipt of the assets of the Existing Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all liabilities and obligations of the Existing Fund;

●	Under Section 362(b) of the Code, the New Fund’s tax basis in the assets of the Existing Fund transferred to the New Fund will be the same as the Existing Fund’s tax basis of such assets immediately prior to the transfer;

●	Under Section 1223(2) of the Code, the New Fund’s holding periods for the assets received from the Existing Fund will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Existing Fund;

●	Under Section 354 of the Code, the Existing Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of the Existing Fund for the New Fund shares (including fractional shares to which they may be entitled);

●	Under Section 358 of the Code, the aggregate tax basis of New Fund shares (including fractional shares to which they may be entitled) received by a shareholder of the Existing Fund will be the same as the aggregate tax basis of the Existing Fund’s shares exchanged therefor;

●	Under Section 1223(1) of the Code, an Existing Fund shareholder’s holding period for the New Fund shares (including fractional shares to which they may be entitled) received will be determined by including the shareholder’s holding period for the Existing Fund shares exchanged therefor, provided the shareholder held such Existing Fund shares as capital assets on the date of the exchange;

●	The New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

●	The Reorganization will not terminate the taxable year of the Existing Fund. The part of the taxable year of the Existing Fund before the Closing Date and the part of the taxable year of the New Fund after the Closing Date will constitute a single taxable year of the New Fund.

Although the Existing Fund is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for its shareholders. Additionally, the Funds have not sought, and will not seek, a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the federal income tax consequences of the Reorganization. The Kilpatrick Townsend opinion will be based on certain factual certifications made by officers of the Existing Fund and the New Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with Kilpatrick Townsend. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Existing Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Existing Fund shares and the fair market value of the shares of the New Fund he or she received in the Reorganization.

The tax attributes, including capital loss carryovers, of the Existing Fund move to the New Fund in the Reorganization. The ability of the New Fund to carry forward capital losses (if any) of the Existing Fund and use such losses to offset future gains will not be limited materially as a direct result of the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

E.       Comparison of Shareholder Rights

Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Existing Fund versus the rights of shareholders of the New Fund. The operations of the Existing Fund are governed by its Articles of Incorporation, its By-Laws, and applicable state law. The operations of the New Fund are governed by the Centaur Trust’s Declaration of Trust, By-Laws (the “New Fund’s Declaration of Trust” and the “New Fund’s By-Laws”) and applicable state law. The Existing Fund’s Articles of Incorporation and the New Fund’s Declaration of Trust are hereinafter referred to as the “Founding Documents,” and together with their respective By-Laws, the “Governing Documents.” The following is qualified in its entirety by references to the documents themselves.

Governing Law. The Existing Fund is an open-end, diversified investment management company established under Nevada law as a Nevada Corporation. The New Fund is organized as a diversified separate series of the Centaur Trust. The Centaur Trust is organized under Delaware law as a Delaware statutory trust. Because the New Fund and the Existing Fund are organized under different state laws, the state laws governing the Existing Fund and the New Fund will be different.

Term of Directors/Trustees; Removal of Directors/Trustees. The Existing Fund’s Bylaws provide that Directors shall be elected by the Board of Directors and hold office for a three-year term or until the next annual meeting of the Board of Directors at which his or her successor is elected and qualified. Any Director may be removed from office with or without cause by the affirmative vote not less than two-thirds (2/3) of the Board of Directors, excluding the Director who is the subject of such vote. Under Nevada law, any Director may be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

The New Fund’s Governing Documents generally provide that the members of the board of trustees of the Centaur Trust (each a “Trustee” and collectively, the “Trustees”) shall serve for the continued lifetime of the New Fund’s Trust, subject to their death, resignation or removal. Any Trustee of the New Fund may be removed at any time by the action of a least two-thirds of the Trustees prior to such removal or at any meeting of the shareholders by a vote two-thirds of the outstanding shares. A meeting of shareholders of the New Fund for the purpose of electing or removing trustees may be called by the Trustees upon their own vote or upon the demand of shareholders owning 10% or more of the outstanding shares.

Director/Trustee Liability and Indemnification. Under the Existing Fund’s Governing Documents, directors and officers shall be indemnified and held harmless by the Existing Fund to the fullest extent permitted by the laws of the State of Nevada, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such director or officer in connection with any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Existing Fund), whether civil, criminal, administrative, or investigative provided that such director or officer either is not liable pursuant to Nev. Rev. Stat. 78.138 or acted in good faith and in a manner such director or officer reasonably believed to be in or not opposed to the best interests of the Existing Fund and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Directors and officers shall not be indemnified if a final adjudication establishes that such director’s or officer’s acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Further, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Existing Fund), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a shareholder of the Existing Fund.

Under the New Fund’s Governing Documents, the trustees shall not be responsible or liable in any event for any neglect or wrong doing of any officer, agent, employee, investment advisor, or principal underwriter of the New Fund’s Trust, nor shall any trustee be responsible for the act or omission of any other trustee, and, as provided in the Founding Documents, the New Fund’s Trust out of its assets shall indemnify and hold harmless each and every trustee and officer of the New Fund’s Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such trustee’s performance of his or her duties as a trustee, provided, that nothing herein contained shall indemnify, hold harmless or protect any trustee or officer from or against any liability to the New Fund’s Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in of his or her office.

Shareholder Voting Powers and Meetings. Under the Existing Fund’s Governing Documents, shareholders have no right to vote except as otherwise provided in or required by the Existing Fund’s Articles of Incorporation, the Nevada Revised Statutes, or the 1940 Act. Shareholders have no right to an annual meeting and have no right to request or call a special meeting.

Under the New Fund’s Governing Document, shareholders shall have the right to vote only for the election or removal of trustees, and with respect to such additional matters relating to the New Fund’s Trust, as may be required under the applicable provisions of the 1940 Act, and to such other matters as the trustees may consider necessary or desirable. An annual meeting of the shareholders of the New Fund will not be held unless the 1940 Act requires the election of trustees to be acted upon. Special meetings of the shareholders of the New Fund’s Trust may be called at any time by the president of the New Fund’s Trust, or by a majority of the Trustees, and shall be called by the secretary of the New Fund’s Trust upon written request of shareholders entitled to cast not less than twenty percent of all votes entitled to be cast at such meeting.

Shareholder Liability. Under Nevada law, unless otherwise provided in the articles of incorporation, no stockholder of a Nevada corporation is individually liable for the debts or liabilities of the corporation. The Existing Fund’s articles of incorporation do not contain a contrary provision.

Under Delaware law, unless otherwise provided in the governing instrument of a statutory trust, the beneficial owners of a statutory trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware private for-profit corporations. The New Fund’s Governing Documents do not contain a provision changing shareholder liability.

Series Liability. The Existing Fund is a stand-alone fund, while the New Fund is one of several series of the New Fund’s Trust.

Under Delaware law, the liabilities of a series of a statutory trust, like the New Fund’s Trust, will generally not extend to the whole of the trust estate held by such trustee or trustees. Accordingly, the New Fund will generally not be liable for the debts and obligations of other series of the New Fund’s Trust. Further, the New Fund’s Governing Documents provide that assets of the New Fund’s Trust held with respect to each series shall be charged with liabilities of the New Fund’s Trust with respect to such series and all expenses, costs, charges and reserves attributable to such series, and any general liabilities of the New Fund’s Trust which are not readily identifiable as being held in respect of series shall be allocated and changed by the trustees to and among the any one or more series in such manner and on such basis as the trustees, in their sole discretion, deem fair and equitable.

Fund Management. The Existing Fund’s business and affairs are managed by, or under control of, its Board of Directors (“Existing Fund Board”). The New Fund will be managed by the Centaur Trust’s Board of Trustees (“New Fund Board”). The composition of the Existing Fund Board is different from that of the New Fund Board, both in terms of membership and size. The Existing Fund’s Governing Documents provide that the Existing Fund Board shall be composed of between no less than one nor more than thirteen Trustees.

The New Fund’s Governing Documents provide that the number of trustees serving on the New Fund Board shall be no fewer than the minimum number permitted by applicable laws, nor more than fifteen. As discussed above, the New Fund Board is currently composed of 3 trustees, two of whom are not “interested persons” of the investment advisor or the predecessor investment advisor and one who works for DCM and is considered an “interested person”. In order to comply with Section 15(f), immediately prior to the closing of the Reorganization, the Trustee who works for DCM plans on resigning from the New Fund Board. The remaining members of the New Trust Board may or may not fill the vacancy created by the resigning Trustee.

Inspection Rights. Under Nevada law, the Existing Fund is not required to afford shareholders inspection rights because it has satisfied its reporting obligations under Sections 13 and 15 of the Securities Exchange Act. The Existing Fund’s Governing Documents do not afford shareholders inspection rights.

Under Delaware law, except as otherwise provided in the governing instrument of a statutory trust, each beneficial owner of a statutory trust generally has the right to inspect a statutory trust’s governing document and certificate of trust, a current list of the beneficial owners of the statutory trust, information regarding the business and financial condition of the statutory trust, and other information regarding the affairs of the statutory trust that is just and reasonable. The New Fund’s By-Laws provide that the New Fund’s Trust’s original stock ledger shall be maintained in a form capable of being converted into written form within reasonable time for visual inspection.

Derivative Actions. Neither of the Funds’ Governing Documents contemplate derivative actions.

Amendments to Governing Documents. Under Nevada law the Founding Documents can be amended by the act of two-thirds of the Board of Directors. The Existing Fund’s By-Laws provide that the Existing Fund Board may amend or repeal the Existing Fund’s By-Laws or adopt new By-Laws.

The New Fund’s Governing Document provide that the Founding Documents may be restated and amended at any time by a majority of the trustees then holding office. The New Fund’s By-Laws provide that the New Fund Board shall have the power to make, alter and repeal By-Laws of the New Fund’s Trust.

For more information, refer to the June 29, 2021 SAI for the Existing Fund and the [___] SAI for the New Fund, each of which is incorporated by reference into this Combined Proxy Statement and Prospectus.

F.       Capitalization

The following table shows the capitalization of the Existing Fund and the New Fund and the pro forma combined capitalization of the New Fund on an unaudited basis as of February 28, 2022 as if the Reorganization had occurred on that date:

	Existing Fund	New Fund*	New Fund Pro Forma Combined
NAV	$91,613,021	---	$91,613,021
Shares outstanding	645,325	---	645,325
NAV per share	$141.96	---	$141.96

*	Prior to the proposed Reorganization, the New Fund is not expected to have any assets.

V.	Information About the Existing Fund and the New Fund

A.       Investment Objective

Information about the Existing Fund’s and the New Fund’s investment objective is described below. While the New Fund Board reserves the right to change the investment objective of the New Fund, with notice to shareholders, upon a determination that changing the New Fund’s investment objective is in the best interest of shareholders, the New Fund Board has no current intention of changing the New Fund’s investment objective. If, however, in the future the New Fund Board should decide to change the New Fund’s investment objective, shareholders will be given at least 60 days’ prior written notice. Shareholders do not have the right to approve a change in the New Fund’s investment objective but may redeem their shares in the New Fund if they are unhappy with a change in the New Fund’s investment objective.

Existing Fund

Investment Objective: The Existing Fund seeks to generate net long-term capital gains and dividend income.

New Fund

Investment Objective: The investment objective of the New Fund is to seek growth of capital. The New Fund Board has reserved the right to change the investment objective of the New Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

B.       Fees and Expenses

Existing Fund

The Existing Fund pays an annual investment advisory fee to CFS. The fee is based upon a percentage of the Existing Fund’s daily net assets computed (the assets upon which the fee is computed being hereinafter referred to as the “net securities assets”) and is calculated daily and paid monthly as follows:

1.	1.00% of the first $25,000,000 of average daily net securities assets;

2.	0.75% of the next $15,000,000 of average daily net securities assets; and

3.	0.50% of the average daily net securities assets in excess of $40,000,000.

CFS and the Existing Fund entered into an agreement whereby CFS agreed to waive $60,000 of its fee from March 1, 2021 through February 28, 2022.

CFS (and not the Existing Fund) pays DCM for its sub-advisory services, which fee is 75% of the fee payable to CFS under CFS’ investment advisory agreement with the Existing Fund. For more information, please see the discussion under “Comparison Fee Tables and Examples”. See also the discussion of the Existing Fund’s fees and expenses in the prospectus of the Existing Fund, dated June 29, 2021.

New Fund

As full compensation for the investment advisory services provided to the New Fund, DCM receives monthly compensation based on the New Fund’s average daily net assets at the annual rate of 0.65% of the first $500 million of net assets, and 0.62% of any nets assets exceeding $500 million. Prior to the Reorganization, CFS served as the Existing Fund’s investment advisor and DCM served as the investment sub-advisor for the Existing Fund. The Existing Fund did not pay DCM for its services as sub-advisor, but CFS paid DCM. The advisory fees paid by the Existing Fund to CFS during the most recent fiscal year ended February 28, 2022, as a percentage of the average daily net assets of the Existing Fund, were 0.67% before fee waivers and 0.60% after fee waivers.

C.       Performance Information and Portfolio Turnover

Existing Fund

For a discussion on the performance information of the Existing Fund, see the prospectus of the Existing Fund, dated June 29, 2021.

New Fund

If the reorganization is approved by shareholders of the Existing Fund, the New Fund will adopt the performance history of the Existing Fund, which is presented below. The New Fund will not commence operations until the first business day after the Reorganization. Updated information on the New Fund’s results, when it becomes available, can be obtained by calling 1-888-484-5766 or by visiting http://www.dcmmutualfunds.com.

Annual Total Returns. The bar chart and table that follow provide some indication of the risks of investing in the New Fund by showing changes in the Existing Fund’s performance from year-to-year and by showing how the Existing Fund’s average annual total returns compare with those of a broad-based securities market index. How the Existing Fund has performed in the past (before and after taxes) is not necessarily an indication of how the New Fund will perform in the future.

The Existing Fund’s past performance (after taxes) is not necessarily an indication of how the New Fund will perform in the future.

Calendar Year Total Returns —

The Existing Fund’s year-to-date return through June 30, 2022 was [____%].

During the periods shown in the bar chart, the highest return of the Existing Fund for a quarter was 11.85% (for the quarter ended March 31, 2018) and the lowest quarterly return for the Existing Fund was (17.96)% (for the quarter ended March 31, 2020).

Average Annual Total Returns for the Periods Ended December 31, 2021	1 Year	5 Years	10 Years
Return before taxes	18.40%	13.78%	11.82%
Return after taxes on distributions*	18.40%	13.78%	11.82%
Return after taxes on distributions and sale of shares*	10.89%	11.08%	9.88%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold New Fund shares through tax- deferred arrangements such as a 401(k) plan or an individual retirement account (“IRA”).

*	The New Fund has a policy not to make distributions.

Portfolio Turnover

Existing Fund

For a discussion on portfolio turnover for the Existing Fund, see the prospectus of the Existing Fund, dated June 29, 2021.

New Fund

The New Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to the New Fund. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended February 28, 2022, the portfolio turnover rate for the Existing Fund was 111.25% of the average value of its portfolio. For more information about the Existing Fund’s performance, please see the section entitled “Performance Information” at page [45].

D.       Investment Adviser and Portfolio Management

Existing Fund

CFS is the investment adviser to the Existing Fund and DCM is the investment sub-adviser to the Existing Fund. For a discussion of the services CFS and DCM provide to the Existing Fund, see the prospectus of the Existing Fund, dated June 29, 2021. The portfolio manager of the Fund is Dr. Vijay Chopra, a principal of DCM. For a discussion of the experience and qualifications of the current portfolio manager, see below.

A discussion regarding the basis for the Existing Fund Board’s approval of the Existing Fund’s advisory agreement is available in the Existing Fund’s Annual Report to Shareholders for the period ended February 29, 2020 and the Existing Fund Board’s approval of the Existing Fund’s sub-advisory agreement is available in the Existing Fund’s Semi-Annual Report to Shareholders for the period ended August 31, 2020.

New Fund

INVESTMENT ADVISOR

As further described below, after the Reorganization, DCM, located at 475 Park Avenue South, 9th Floor, New York, NY 10016, will be the investment advisor to the New Fund.

DCM will serve in the capacity of investment advisor to the New Fund pursuant to an investment advisory agreement with the Centaur Trust on behalf of the New Fund. Subject to the authority of the New Fund Board, DCM will provide guidance and policy direction in connection with its daily management of the New Fund’s assets. DCM will also be responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the New Fund Board.

DCM, organized as a Delaware limited liability company, is controlled by Dinosaur Group Holdings, LLC. The DCM and its affiliates have experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other business and private accounts, since October 2002. DCM also serves as the investment advisor to certain other registered investment companies.

Advisor Compensation. As full compensation for the investment advisory services provided to the New Fund, DCM will receive monthly compensation based on the New Fund’s average daily net assets at the annual rate of 0.65% of the first $500 million of net assets, and 0.62% of any nets assets exceeding $500 million. Prior to the closing of the Reorganization, CFS serves as the Existing Fund’s investment advisor and DCM serves as the investment sub-advisor for the Existing Fund. The Existing Fund does not pay DCM for its services as sub-advisor, but CFS pays DCM. The advisory fees paid by the Existing Fund to CFS during the most recent fiscal year ended February 28, 2022, as a percentage of the average daily net assets of the Existing Fund, were 0.67% before fee waivers and 0.60% after fee waivers.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the New Fund Board’s basis for the approval of the investment advisory agreement for the New Fund will be available in the New Fund’s [Semi-Annual Report to Shareholders for the period ended April 30, 2022].

You may obtain a copy of the New Fund’s Annual Report and Semi-Annual Report (when available), free of charge, upon request to the New Fund.

It is expected that the New Fund will be managed by Dr. Vijay Chopra, the portfolio manager who has managed the Existing Fund since 2018. The New Fund will be called Copley Fund.

PORTFOLIO MANAGEMENT

Dr. Vijay Chopra has served as portfolio manager of the Existing Fund since 2018. Dr. Chopra is a Senior Portfolio Manager and Head of Quantitative Equity Strategies at DCM, where he has worked since September 1, 2017. In addition to serving as portfolio manager to the Existing Fund, Dr. Chopra serves as co-portfolio manager to the DCM/INNOVA High Equity Income Innovation Fund, another series of Centaur. Prior to joining DCM, Dr. Chopra managed equity strategies at Lebenthal Asset Management, Roosevelt Investments, Mesirow Financial and Bear Stearns Asset Management. He received a degree in electrical engineering from the Indian Institute of Technology. He also received his MBA and PhD in Finance from Vanderbilt University. He has over 25 years’ experience in the investment advisory business.

The New Fund’s SAI, dated [___] provides additional information about Dr. Chopra’s compensation, other accounts managed, and ownership of securities in the Fund.

E.       How the Fund Values its Shares

Existing Fund

For a discussion of how the offering price of the Existing Fund’s shares is determined, see the prospectus of the Existing Fund, dated June 29, 2021.

New Fund

Determining the New Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of the New Fund’s NAV after an order is received in good form. An order is considered to be in “good form” if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. The NAV of the New Fund is calculated by dividing the value of the New Fund’s total assets, less liabilities (including New Fund expenses, which are accrued daily), by the total number of outstanding shares. The NAV per share is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier. The New Fund does not calculate NAV on business holidays when the NYSE is closed. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. To the extent that the New Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the New Fund does not price its shares, the NAVs of the New Fund’s shares may change on days when shareholders will not be able to purchase or redeem the New Fund’s shares.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the New Fund Board. In determining the value of the New Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. The New Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the New Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the New Fund Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap or foreign stock or a bond, is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the New Fund’s NAV calculation; or (iv) an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (generally applicable to foreign securities). Pursuant to policies adopted by the New Fund Board, DCM consults with the New Fund’s administrator on a regular basis regarding the need for fair value pricing. DCM is responsible for notifying the New Fund Board (or the Centaur Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The New Fund’s policies regarding fair value pricing are intended to result in a calculation of the New Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the New Fund’s normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the New Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of New Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the New Fund’s normal pricing procedures. The performance of the New Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the New Fund’s normal pricing procedures. To the extent the New Fund invests in other open-end investment companies that are registered under the 1940 Act and are not listed on an exchange, the New Fund’s NAV calculations are based upon the NAV reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. The New Fund Board monitors and evaluates the New Fund’s use of fair value pricing, and periodically reviews the results of any fair valuation under the New Fund’s policies.

F.       Purchase of Fund Shares

Existing Fund

For a discussion of the Existing Fund’s shares, including how the shares may be purchased, see the prospectus of the Existing Fund, dated June 29, 2021.

New Fund

MINIMUM INVESTMENT

The New Fund’s shares are sold and redeemed at NAV. Shares may be purchased directly through the New Fund or by any account managed by DCM, by any institutional investor or by any broker-dealer or other financial intermediary authorized to sell shares in the New Fund. The minimum initial investment is $1,000 and the minimum additional investment is $100. The New Fund may, in DCM’s sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the New Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of the New Fund’s NAV after an order is received in good form. An order is considered to be in “good form” if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. The NAV of the New Fund is calculated by dividing the value of the New Fund’s total assets, less liabilities (including New Fund expenses, which are accrued daily), by the total number of outstanding shares. The NAV per share is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier. The New Fund does not calculate NAV on business holidays when the NYSE is closed. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Juneteenth National Independence Day, Labor Day, Thanksgiving and Christmas. To the extent that the New Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the New Fund does not price its shares, the NAVs of the New Fund’s shares may change on days when shareholders will not be able to purchase or redeem the New Fund’s shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the New Fund through a financial intermediary (such as a financial planner or advisor). To buy or sell shares at the NAV of any given day, your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the New Fund on time. Shareholders investing through a financial intermediary should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased and whether other classes of shares of the New Fund may be available on the financial intermediary’s platform. Your financial intermediary may charge additional transaction fees for its services and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the New Fund.

Certain financial intermediaries have agreements with the New Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the New Fund by the time it prices its shares on the following Business Day (as defined below). The New Fund is not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the New Fund.

PURCHASING SHARES

You can make purchases directly from the New Fund by mail, bank wire, or online at http://www.dcmmutualfunds.com. The New Fund has also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the New Fund. Orders will be deemed to have been received by the New Fund when an authorized broker, or broker authorized designee, receives the order, subject to the order being accepted by the New Fund in good form. The orders will be priced at the New Fund’s NAV next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Shares of the New Fund are available for purchase from the New Fund every day the NYSE is open for business (a “Business Day”), at the applicable NAV next calculated after receipt of a purchase order in proper form. In addition, orders will be deemed to have been received by the New Fund when such authorized broker, or broker-authorized designee, accepts the purchase order. The New Fund reserves the right to (i) refuse to accept any request to purchase shares of the New Fund for any reason, or (ii) suspend its offering of shares at any time. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary. The New Fund mails you confirmations of all purchases or redemptions of New Fund shares if shares are purchased directly through the New Fund. Certificates representing New Fund shares are not issued.

Regular Mail Orders. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the New Fund.

●	Mail the application and the check to the Ultimus Fund Solutions, LLC, the New Fund’s transfer agent (the “Transfer Agent”) at the following address:

U.S. Mail:	Overnight:
The Copley Fund	The Copley Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive,
P.O. Box 46707	Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the New Fund or the Transfer Agent in the transaction. The New Fund does not accept third party checks, checks drawn on rafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the New Fund, please be aware that you are authorizing the New Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the New Fund receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the New Fund cannot post the transaction electronically, you authorize the New Fund to present an image copy of your check for payment.

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN and TIN are met.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the New Fund at 1-888-484-5766 for wire instructions and to advise the New Fund of the investment, dollar amount, and the account identification number.

The New Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing New Fund shares. An order is considered received when the New Fund receives payment by wire in proper form as discussed above. Your financial institution may charge a fee for wiring funds.

Additional Investments. Once an account is open, additional purchases of New Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

●	By sending a check, made payable to the Copley Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the New Fund as a result of any check returned for insufficient funds;

●	By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-888-484-5766 before wiring funds; or

●	Through your brokerage firm or other financial institution.

Purchases In Kind. DCM generally will not allow purchases in kind, but under exceptional circumstances DCM may allow the purchase of shares of the New Fund with securities that are eligible for purchase by the New Fund (consistent with the New Fund’s investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the New Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the New Fund, please contact DCM at 1-888-484-5766. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the New Fund’s NAV.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the New Fund will automatically charge the shareholder’s checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the 15th day of the month (or the nearest Business Day prior to the 15th) and/or the last Business Day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the New Fund. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Stock Certificates. The New Fund does not issue stock certificates. Evidence of ownership of shares is provided through entry in the New Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmation) that will show the number of shares owned.

Note: Ultimus Fund Solutions, LLC, the New Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the New Fund, for any check returned to the transfer agent for insufficient funds.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the New Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, other taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the New Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the New Fund may restrict your ability to purchase additional shares until your identity is verified. The New Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The New Fund will not be responsible for any loss incurred due to the New Fund’s inability to verify your identity.

Retirement Plans: You may purchase shares of the New Fund for your individual retirement plans or Individual Retirement Accounts (“IRAs”). Please call the New Fund at 1-888-484-5766 for the most current listing and appropriate disclosure documentation on how to open a retirement account. The New Fund offers a variety of retirement accounts for eligible individuals and small businesses. If you invest through a retirement plan or IRA, you may be subject to special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. You may be charged a $25 annual account maintenance fee for each retirement account.

Shareholder Statements: The Transfer Agent maintains an account for each shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur. Account statements may be obtained by calling the New Fund at 1-888-484-5766 on days the New Fund is open for business. Other account statement requests may be subject to a $25 retrieval fee.

G.       How to Redeem Shares

Existing Fund

For a discussion of how the Existing Fund’s shares may be redeemed, see the prospectus of the Existing Fund, dated June 29, 2021.

New Fund

REDEEMING YOUR SHARES

Shares of the New Fund may be redeemed on any day on which the New Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form as described below.

Regular Mail Redemptions. Regular mail redemption requests should be addressed to the New Fund:

U.S. Mail:	Overnight:
The Copley Fund	The Copley Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive,
P.O. Box 46707	Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

Regular mail redemption requests should include the following:

●	Your letter of instruction specifying the New Fund, account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

●	Any required signature guarantees (see “Signature Guarantees” below); and

●	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit-sharing plans, and other entities.

Telephone, Bank Wire, and Online Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the New Fund having a value of $50,000 or less by telephone. You may also redeem shares by bank wire under certain limited conditions. You may also redeem your shares online at http://www.dcmmutualfunds.com. The New Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing. If you request that your redemption proceeds be wired directly to your bank account, the Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

The New Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 1-877-513-0756). The confirmation instructions must include the following:

1.	Name of New Fund;

2.	Shareholder name and account number;

3.	Number of shares or dollar amount to be redeemed;

4.	Instructions for transmittal of redemption proceeds to the shareholder; and

5.	Shareholder signature as it appears on application then on file with the New Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the New Fund. See “Signature Guarantees” below.

The New Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the New Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the New Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the New Fund at 1-888-484-5766. Redemption proceeds will only be sent to the financial institution account or person named in your New Fund Shares Application currently on file with the New Fund. Telephone redemption privileges authorize the New Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the New Fund to be genuine. The New Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The New Fund will not be liable for any losses due to fraudulent or unauthorized instructions. The New Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Retirement Plans: If you own shares of the New Fund through an IRA or other retirement plan, you must indicate on your redemption request whether the New Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Certain transactions within a Retirement account, including shares redeemed to return an excess contribution, retirement plan or IRA transfers or hardship withdrawals, IRA re-characterizations and conversions, and account closures, may be subject to a $25 fee.

Receiving Payment. The length of time the New Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or Automated Clearing House (“ACH”). The New Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the New Fund typically expects to mail the check within one (1) to three (3) Business Days; and

●	For payment by wire or ACH, the New Fund typically expects to process the payment within one (1) to three (3) Business Days.

Payment of redemption proceeds may take longer than the time the New Fund typically expects and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the U.S. Securities and Exchange Commission (the “SEC”), the New Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. Such delay may be reduced or avoided if the purchase is made by certified check or wire transfer. Your redemption will receive the next calculated NAV even if the payment is delayed due to a recent purchase. You may request overnight delivery of redemption proceeds. Checks requested to be sent via overnight delivery are subject to a $35 charge.

Systematic Withdrawal Plan. A shareholder who owns shares of the New Fund valued at $1,500 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50). Each month or quarter, as specified, the New Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the New Fund or paid in cash. Call or write the New Fund for an application form.

Minimum Account Size. The New Fund reserves the right to redeem involuntarily any account having a NAV of less than $1,000 (due to redemptions or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his/her account NAV up to at least $1,000 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Other Redemption Information. Generally, all redemptions will be paid in cash. The New Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if DCM believes it is in the best interest of the New Fund and its shareholders not to sell portfolio assets, the New Fund may satisfy redemption requests by using short-term borrowing from the New Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the New Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the New Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect the New Fund’s operations (for example, more than 1% of the New Fund’s net assets). A redemption in kind will consist of securities equal in market value to the New Fund shares being redeemed, using the same valuation procedures that the New Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the New Fund’s holdings to the redeeming shareholder within 7 days after the New Fund’s receipt of the redemption order in proper form. If the New Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

Signature Guarantees. To protect you and the New Fund against fraud, certain requests require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You will need to have your signature guaranteed in certain situations, such as:

1.	If the shares redeemed have a value of more than $50,000;

2.	If you are changing a shareholder’s name of record;

3.	If the payment of the proceeds of a redemption of any amount are to be sent to any person, address or bank account not on record;

4.	If the redemption of any amount is to occur where the name(s) or the address on your account has changed within the previous 15 days; or

5.	If you are transferring New Fund shares to another account with a different registration (name/ownership) from yours.

The New Fund will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion program are subject to dollar limitations which must be considered when requesting their guarantee. The New Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The New Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The New Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent at 1-888-484-5766.

Miscellaneous. The New Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. The New Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the New Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The New Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the New Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the New Fund.

Verification of Shareholder Transaction Statements

You must contact the New Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The New Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/ Insufficient New Funds Policy

The New Fund reserves the right to cancel a purchase if payment of the check or electronic New Funds transfer does not clear your bank, or if a wire is not received by settlement date. The New Fund may charge a fee for insufficient funds, and you may be responsible for any fees imposed by your bank and any losses that the New Fund may incur as a result of the canceled purchase.

Note: Ultimus Fund Solutions, LLC, the New Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the New Fund, for any check returned to the transfer agent for insufficient funds.

H.       Other Information

Existing Fund

For a discussion of other investment considerations with respect to the Existing Fund, see the prospectus of the Existing Fund, dated June 29, 2021.

.

New Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT POLICIES AND RISKS

Related Risks. An investment in the New Fund should not be considered a complete investment program. Whether the New Fund is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the New Fund to be appropriate investment vehicles if they want to invest in the New Fund for a short period of time.

Temporary Defensive Positions. The New Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies. If DCM believes a temporary defensive position is warranted in view of market conditions, the New Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

Additional Information. To the extent the New Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the New Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). DCM intends to file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 on behalf of the New Fund and therefore, DCM is not subject to registration or regulation as a commodity pool operator under the CEA. If the requirements of Rule 4.5 cannot be complied with, the New Fund may be required to modify its investment strategies, or it and DCM may be subject to certain additional CFTC regulation reporting.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the New Fund’s policies and procedures with respect to the disclosure of the New Fund’s portfolio securities is available in the New Fund’s SAI.

BOARD OF TRUSTEES

The New Fund is a series of the Centaur Trust, an open-end management investment company, which was organized as a Delaware statutory trust on April 23, 2004. The New Fund Board supervises the operations of the New Fund according to applicable state and federal law and are responsible for the overall management of the New Fund’s business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (the “Administrator” or the “Transfer Agent,” as appropriate), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the New Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of the Administrator include (i) providing office space, equipment and officers and clerical personnel to the New Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, and (v) processing shareholder account transactions and disbursing dividends and distributions.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (“Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter of the New Fund’s shares and serves as the exclusive agent for the distribution of the New Fund’s shares. The Distributor may sell the New Fund’s shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distribution, fund supermarkets, wholesalers and other marketing and distribution outlets.

ADDITIONAL INFORMATION ON EXPENSES

Other Expenses. The New Fund pays all of its expenses not assumed by the New Fund’s investment advisor, DCM, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of its administrator and transfer agent, the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; registration and filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and the New Fund’s trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Centaur Trust expenses are allocated among and charged to the assets of each separate series of the Centaur Trust on a basis that the New Fund Board deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series. There are currently two series of the Centaur Trust and with the closing of the Reorganization, there will be three series of the Centaur Trust.

BENCHMARK DESCRIPTIONS

The New Fund compares its performance to standardized indices or other measures of investment performance. In particular, the New Fund compares its performance to the S&P 500 Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets.

I.       Frequent Purchases and Redemptions

Existing Fund

For a discussion of the Existing Fund’s abusive trading practices, see the prospectus of the Existing Fund, dated June 29, 2021.

New Fund

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the New Fund may present a number of risks to other shareholders of the New Fund. These risks may include, among other things, dilution in the value of shares of the New Fund held by long-term shareholders, interference with the efficient management by DCM of the New Fund’s portfolio holdings, and increased brokerage and administration costs. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the New Fund.

The New Fund Board has adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the New Fund. The New Fund does not accommodate Frequent Trading. The New Fund, through its service providers, monitors shareholder trading activity to ensure compliance with the New Fund’s policies. The New Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. When monitoring shareholder purchases and redemptions, the New Fund does not apply a quantitative definition to frequent trading. Instead, the New Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The New Fund may also modify any terms or conditions of purchase of New Fund shares or withdraw all or any part of the offering made by this Prospectus. The New Fund’s policies and procedures to prevent market timing are applied uniformly to all shareholders. These actions, in the New Fund Board’s opinion, should help reduce the risk of abusive trading in the New Fund. When financial intermediaries establish omnibus accounts in the New Fund for its clients, the New Fund may not be able to monitor the individual clients’ trading activity. The New Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential Frequent Trading or market timing. If the New Fund detects suspicious trading activity, the New Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of New Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the New Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the New Fund have taken steps to discourage Frequent Trading of the New Fund’s shares, there is no guarantee that such trading will not occur.

J.       Taxes, Dividends, and Distributions

Existing Fund

For a discussion of distributions, income, capital gains, and taxes with respect to the Existing Fund, see the prospectus of the Existing Fund, dated June 29, 2021.

New Fund

Like the Existing Fund, the New Fund intends to elect to be treated as a regular corporation for tax purposes and does not intend to qualify as a regulated investment company.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the New Fund’s SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the New Fund.

The New Fund intends to elect to be treated as a regular corporation or “C corporation”. The New Fund does not intend to qualify as a regulated investment company. Most mutual funds seek to qualify as a regulated investment companies so as to not be subject to tax at the entity level on income and capital gains from investments that are distributed to shareholders. The New Fund’s decision to elect to be treated as a regular C corporation (and not qualify as a regulated investment company or “RIC”) will result in corporate-level taxation to the extent that the New Fund receives income on its investments or realizes gains upon selling its investments for a gain, in addition to any income taxes that may be payable by a shareholder as a result of any distributions from the New Fund to shareholders. Investors considering an investment in the New Fund should consult with their individual tax advisor before investing in the New Fund as the New Fund does not intend to qualify as a regulated investment company.

The New Fund will not distribute its income and realized gains to its shareholders every year, as is the case with the vast majority of mutual funds that seek to qualify as a regulated investment company. Like many mutual funds, the New Fund investments are intended to create capital appreciation as well as dividend and interest income. But unlike a RIC, the New Fund is entitled to use the dividends-received deduction whereby up to 50% of the dividend income received, or 50% of the taxable income of the Fund, whichever is less, is exempt from federal taxation. The remaining taxable income is taxed to the Fund at a maximum federal tax rate of 21% and potentially an accumulated earnings tax of 20%. The taxation of current earnings and profits is at the Fund level, rather than at the shareholder level. See “Accumulated Earnings Tax” on page ____. Accordingly, dividends and capital gains are not distributed, but rather are accumulated within the Fund and capital gains are added to the value of each share on a daily basis. Any increase in per share value directly raises the value of each shareholder’s account.

Shareholders will recognize taxable income if they redeem shares at a gain. The difference in the amount received and the cost basis of the securities redeemed, will be either a capital gain or a capital loss. Capital gains are currently taxable at a federal maximum rate of 20%. In addition, the 3.8% Medicare tax may apply for certain taxpayers. Capital losses may be taken against other capital gains or be deductible in any given year up to a maximum of $3,000. Unused capital losses may be carried over to future years until the loss is used.

The New Fund is liable for federal income taxes on any net realized capital gain at the statutory rate, presently 21%. In addition, the New Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with current accounting pronouncements which require the recognition of a full accrual on the deferred income tax that would be payable if the New Fund liquidated all of its gain securities at the end of the fiscal year. It is important to note however, that the deferred income tax is actually payable only in the event the New Fund would actually sell appreciated securities. The New Fund may carry forward for 5 years any net capital losses as an offset against any net capital gains realized by the New Fund during each taxable year. The preceding representations concerning the tax treatment of distributions and retained income or gains, including particularly but not limited to, the treatment of unused capital losses and the individual rate on capital gains distributions to shareholders, are currently being evaluated by the Biden administration and the United States Congress, and are subject to change and cannot be guaranteed. Investors should consult their advisers about state and local tax consequences of the investment in the New Fund. The information above is only a general summary based on current statutes, all of which may change possibly with retroactive effect. Investors considering an investment in the New Fund are advised to consult with their individual tax advisor before investing in the New Fund.

As with all mutual funds, the New Fund may be required to withhold U.S. federal income tax (presently at the rate of 24%) for all taxable distributions payable to shareholders (including redemptions) who fail to provide the New Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Mutual fund companies are required to report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the New Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the New Fund’s default method of Average Cost is more appropriate, the shareholder must contact the New Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting legislation.

Investors should consult their advisers about state and local tax consequences of the investment in the New Fund. The information above is only a general summary based on current statutes and regulations as well as current policies of each state, all of which may change possibly with retroactive effect.

K.       Financial Highlights

Existing Fund

The financial highlights for the Existing Fund are attached hereto as Appendix C.

New Fund

The New Fund is new and has no operational history as of the date of this Prospectus. As a result, the financial highlights information presented in Appendix C are the financial history of the Existing Fund, which will be reorganized into the New Fund at the closing of the Reorganization. The financial highlights table for the Existing Fund is presented in Appendix C and is intended to help you understand the financial performance of the Existing Fund for the past five years. Certain information reflects financial results for a single Existing Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Existing Fund (assuming reinvestment of all dividends and distributions). The information presented in the tables for the fiscal years ending on the last day of February has been audited by [________], independent registered public accountants, whose report, along with the Existing Fund’s financial statements, are included in the Existing Fund’s February 28, 2022 annual report, a copy of which is available upon request.

L.       Distribution Arrangements

Existing Fund

The Distributor serves as Existing Fund’s principal underwriter and the exclusive agent for the distribution of the Existing Fund’s shares.

New Fund

After the Reorganization, the Distributor will serve as the New Fund’s principal underwriter and the exclusive agent for the distribution of the New Fund’s shares. The Distributor may sell the New Fund’s shares to or through qualified securities dealers or other approved entities.

The New Fund’s SAI has more detailed information about the Distributor and other service providers to the Fund.

M.       Investment Policies

Please see “Comparison of Fundamental Investment Policies” attached hereto as Appendix B for more information regarding the Existing Fund’s and the New Fund’s policies.

The New Fund’s fundamental investment limitations cannot be changed without approval by the holders of a majority of the outstanding voting shares of the New Fund. A “majority” for this purpose, means, with respect to the New Fund, the lesser of (i) 67% of the New Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

N.       Payments to Broker-Dealers and Other Financial Intermediaries

Information regarding payments to broker-dealers and other financial intermediaries for both the Existing Fund and the New Fund are described above under “Synopsis – Payments to Broker-Dealers and Other Financial Intermediaries.”

VI.       VOTING INFORMATION

The Existing Fund Board has fixed the close of business on July [__], 2022 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Existing Fund Board Soliciting Your Vote. The Existing Fund Board is soliciting the vote of the shareholders of the Existing Fund at the Meeting.

Required Vote for the Proposal. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Existing Fund entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Existing Fund present or represented by proxy at the Meeting, if holders of more than [50%] of the outstanding shares are present or represented by proxy at the Meeting; or (ii) more than [50%] of the total number of outstanding shares of the Existing Fund. A vote of shareholders of the New Fund is not needed to approve the Reorganization.

Quorum and Method of Tabulation. All properly executed proxies received in time for the Meeting that are not subsequently revoked will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the proposal.

You may revoke a proxy once it is given by providing written notice to the Existing Fund. You may change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date, or by attending the Meeting and casting your vote in person. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting.

A majority of the shares of the Existing Fund entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Existing Fund at the Meeting.

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present but will not be counted as a vote in favor of the Reorganization. Accordingly, abstentions effectively will be a vote against the Reorganization. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Reorganization, and accordingly would have the same effect as a vote against the Reorganization. However, because the Reorganization is considered a non-routine item under the New York Exchange and it is not expected that shareholders will be asked to vote on any proposals considered routine under those rules in connection with the Meeting, it is not expected that there will be any broker non-votes in connection with the Meeting.

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person. To vote via the internet, go to the website that appears on the enclosed proxy card and follow the instructions.

Shareholders of the Existing Fund are entitled to cast one vote for each share owned on the Record Date, and a proportionate fractional vote for each fractional share entitled to vote on the Record Date. If you choose to vote by mail, please sign exactly as your name appears on the proxy card.

Solicitation of Proxies. The Existing Fund has engaged [AST Fund Solutions, LLC], a proxy solicitation firm, to assist in the solicitation for an estimated fee of $[___], plus out-of-pocket expenses. Pursuant to this arrangement, [AST Fund Solutions, LLC] has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposal. Proxies will be solicited primarily by mailing this Combined Proxy Statement and Prospectus and its enclosures, but proxies may also be solicited through further mailings, by telephone, over the Internet and/or in person by representatives of the Existing Fund, certain employees of CFS, DCM or their affiliate(s), or [AST Fund Solutions, LLC]. DCM will bear the costs and expenses in connection with the preparation of proxy statements and related materials, including printing and delivery costs and expenses incurred in connection with the solicitation of proxies. The estimated costs of the proxy solicitation are $[_].

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Existing Fund, CFS, DCM, or [AST Fund Solutions, LLC]. Authorization to permit [AST Fund Solutions, LLC] to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Existing Fund. Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that the Existing Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Costs. DCM has agreed to bear all costs and expenses in connection with the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The expenses of the Reorganization are expected to be approximately $[__].

Dissenters’ Rights. If the Reorganization is approved at the Meeting, shareholders of the Existing Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Existing Fund, however, have the right to redeem their shares at NAV until the closing of the Reorganization. After the Reorganization, Existing Fund shareholders will hold shares of the New Fund, which may also be redeemed at NAV.

Proposal for future Shareholder Meeting. The Exiting Fund does not intend to, and is not required to, hold annual meetings of shareholders, except under certain limited circumstances. The Existing Fund Board does not believe a formal process for shareholders to send communications to the Existing Fund Board is appropriate due to the infrequency of shareholder communications to the Existing Fund Board. The Existing Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Existing Fund’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Existing Fund’s proxy materials must be received by the Existing Fund within a reasonable time before the solicitation is made. The fact that the Existing Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Existing Fund are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Further, if the shareholders of the Existing Fund approve the Reorganization, upon closing under the Reorganization, the Existing Fund Board intends to liquidate and close the Existing Fund. Any shareholder proposal should be sent to David Faust, Secretary, Copley Fund, Inc. at c/o Gallet, Dreyer & Berkey, LLP, 845 Third Avenue, 5th Floor, New York, NY 10022-6601.

Share Ownership

Existing Fund

As of the Record Date, there were [___] shares of the Existing Fund outstanding.

As of the Record Date, the directors and officers of the Existing Fund owned [____]% of the outstanding shares of the Existing Fund. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval. The Existing Fund believes that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency, or custodial customers. As of the Record Date, the following shareholders were considered either a control person or principal shareholder of the Existing Fund:

[Table to be added.]

New Fund

As of the Record Date, the New Fund did not have any outstanding shares.

Adjournments; Other Business. If the necessary quorum to transact business is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes to approve the Reorganization have not been received, the persons named as proxies on the enclosed proxy card may propose that the Special Meeting be adjourned one or more times to permit further solicitation of proxies. Except when a quorum is not present at the Special Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the approval of the proposal against such an adjournment. DCM will bear the costs of any adjournment. Any adjourned meeting may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

The Special Meeting has been called to transact any business that properly comes before it. The only business that management of the Existing Fund intends to present or knows that others will present is the proposal to approve the Reorganization. If any other matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, the persons named as proxies will vote the proxies in their discretion.

VII.      LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Fund will be passed upon by Kilpatrick Townsend & Stockton LLP.

VIII.    EXPERTS

The financial statements of the Existing Fund incorporated into this Combined Proxy Statement and Prospectus by reference from the Existing Fund’s Annual Report on Form N-CSR for the fiscal year ended February 28, 2022, have been audited by [_________], an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Because the New Fund will not be in operation until after the Reorganization, there are currently no financial statements for the New Fund.

IX.       INFORMATION FILED WITH THE SEC

Documents that relate to the Existing Fund are available, without charge, by writing to Copley Fund, Inc., c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 or calling toll-free 1-877-881-2751.

Documents that relate to the New Fund are available, without charge, by writing to Copley Fund, c/o Transfer Agency, P.O. Box 46707, Cincinnati, OH 45246-0707, or by calling 1-888-484-5766.

The Existing Fund and the New Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, each files reports, proxy materials, and other information relating to the Existing Fund and the New Fund, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the Existing Fund and the New Fund can be obtained by calling or writing the Existing Fund or New Fund and can also be accessed from the SEC’s website at www.sec.gov.

PROXY	PROXY

COPLEY FUND, INC.

5348 Vegas Drive

Las Vegas, Nevada 89108

[TO BE ADD]

APPENDIX A

Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of April 28, 2022 (“Agreement”), is by and among (i) the Target Fund, as defined below, (ii) the Acquiring Company, as defined below, on behalf of the Acquiring Fund, as defined below, (iii) for purposes of paragraphs 5.3, 9.7, 10.2 and 11 of this Agreement only, DCM Advisors, LLC (“DCM”), and (iv) for purposes of paragraphs 5.4, 9.8, and 11 of this Agreement only, Copley Financial Services, Corp. (“CFS”). Other than the Acquiring Fund, no other series of the Acquiring Company are parties to this Agreement.

The reorganization contemplated by this Agreement consists of the transfer of all assets attributable to each class of the Target Fund’s shares in exchange for Acquisition Shares (as defined in paragraph 1) of the corresponding class of shares of the Acquiring Fund, the Acquiring Fund’s assumption of the Obligations (as defined in paragraph 1) of the Target Fund and the distribution of the Acquisition Shares to the relevant Target Fund shareholders in liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.

This Agreement is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

The parties therefore agree as follows:

1. DEFINITIONS.

“Acquiring Fund” means the series of the Acquiring Company listed in the column entitled “Acquiring Fund” on Exhibit A.

“Acquiring Fund Prospectus” means, collectively, the prospectus(es) and statement(s) of additional information of the Acquiring Fund, as amended or supplemented from time to time.

“Acquiring Company” means the entity listed in the column entitled “Acquiring Company” on Exhibit A.

“Acquisition Shares” means the shares of the Acquiring Fund to be issued to the Target Fund in a reorganization under this Agreement.

“Closing” means the time at which the transaction contemplated by paragraph 4.1 is consummated.

“Closing Date” means the date on which the Closing occurs.

“Investments” means the Target Fund’s investments that would be shown on its schedule of investments if such a schedule were prepared as of the close of business on the Valuation Date.

“Liquidation Date” means the date on which the Target Fund liquidates and distributes the Acquisition Shares to its shareholders of record pursuant to paragraph 2.1.

“Obligations” means all of the Target Fund’s liabilities, debts, obligations and duties of any nature whatsoever, whether known or unknown, accrued, absolute, contingent or otherwise.

“Target Fund” means the entity listed in the column entitled “Target Fund” on Exhibit A.

“Target Fund Prospectus” means, collectively, the prospectus(es) or statement(s) of additional information of the Target Fund, as amended or supplemented from time to time.

“Valuation Date” means the business day preceding the Closing Date.

2. TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF THE TARGET FUND.

2.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	The Target Fund will transfer and deliver to the Acquiring Fund all its assets, as set forth in paragraph 2.2;

(b)	The Acquiring Fund will assume all Obligations; and

(c)	The Acquiring Fund will issue and deliver to the Target Fund in exchange for the net assets attributable to each class of the Target Fund’s shares a number of Acquisition Shares of the corresponding class equal to the number of shares of such class of the Target Fund outstanding immediately prior to the consummation of the transactions contemplated hereby. Such transactions shall take place at the Closing.

2.2.	The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, cash, cash equivalents, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold and all other properties and assets that are owned by the Target Fund on the Closing Date, including any prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date.

2.3.	As provided in paragraph 4.4, on the Liquidation Date, the Target Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date, the Acquisition Shares of the corresponding class received by the Target Fund pursuant to paragraph 2.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

2.4.	With respect to Acquisition Shares distributable pursuant to paragraph 2.3 to a Target Fund shareholder holding a certificate or certificates for shares of the Target Fund, if any, on the Valuation Date, the Target Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares or to pledge or redeem such Acquisition Shares until such Target Fund shareholder has surrendered all his or her outstanding certificates for Target Fund shares or, in the event of lost certificates, posted adequate bond.

2.5.	After the Closing Date, the Target Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date and its dissolution and termination.

3. VALUATION.

3.1.	The value of the Target Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets, less the value of the Obligations assumed by the Acquiring Fund computed by Ultimus Fund Solutions, LLC as of the close of regular trading on the New York Stock Exchange on the Valuation Date using the valuation procedures established by the Target Fund’s board of directors and consistent with the valuation procedures set forth in the current Target Fund Prospectus for determining net asset value.

3.2	As soon as practicable following the close of regular trading on the New York Stock Exchange on the Valuation Date, the Target Fund will provide to the Acquiring Fund or its designated agent a schedule listing all of its assets as of the Valuation Date to be acquired by the Acquiring Fund (“Schedule of Assets”) and a schedule listing all of its Obligations as of the Valuation Date to be assumed by the Acquiring Fund (“Schedule of Obligations”).

4. CLOSING AND CLOSING DATE.

4.1.	The Closing Date shall be on such date as the Acquiring Fund and the Target Fund may agree. The Closing shall be held at the offices of the Acquiring Fund (or such other place as the parties may agree), at such time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date unless otherwise agreed to by the parties. The Closing of the reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

4.2.	On the Closing Date, the Target Fund’s assets, including all the Target Fund’s cash shall be delivered by the Target Fund to the Acquiring Fund’s custodian (the “Custodian”) for the account of the Acquiring Fund. All portfolio securities so delivered to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system, or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash shall be delivered by wire transfer to the Custodian. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this paragraph for the reason that any of such securities or other assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund shall waive the delivery requirements of this paragraph with respect to said undelivered securities or other assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Custodian, such as brokers’ confirmation slips.

4.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as may be mutually agreed upon by the parties.

4.4.	At the Closing, the Target Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund’s shareholders and the number of outstanding shares of each class of the Target Fund owned by the Target Fund shareholder, and indicating the number, if any, of such shares represented by an outstanding share certificate, all as of the close of business on the Valuation Date. On the Closing Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that the Acquisition Shares issuable pursuant to paragraph 2.1 have been credited to the Target Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Target Fund’s shareholders as provided in paragraph 2.3.

4.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 2.

5. REPRESENTATIONS AND WARRANTIES.

5.1.	The Target Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Target Fund is duly organized, validly existing and in good standing under the laws of its state of organization and a true copy of its Articles of Incorporation has been provided to the Acquiring Fund;

(b)	The Target Fund is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (“SEC”) as an investment company under the 1940 Act is in full force and effect;

(c)	The Target Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Target Fund has no material contracts or other commitments (other than this Agreement) that if terminated may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Target Fund;

(e)	Except as has been disclosed in writing to the Acquiring Fund as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of the Target Fund’s knowledge, without any special investigation or inquiry, threatened as to the Target Fund, any of its properties or assets, or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Target Fund, as of the last day of and for its most recently completed fiscal year, audited by the Target Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been filed with the SEC or furnished to the Acquiring Fund, fairly reflect, in all material respects, the financial condition and results of operations of the Target Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied to the extent applicable to such report. In addition, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year and listed on the Schedule of Obligations provided by the Target Fund to the Acquiring Fund pursuant to paragraph 3.2 on the Valuation Date;

(g)	Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness (other than changes occurring in the ordinary course of business), except as disclosed in writing to the Acquiring Fund as provided in paragraph 15. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	With respect to each taxable year since the commencement of its operations, the Target Fund has been treated for tax purposes as a regular corporation subject to tax under Subchapter C of the Code (a “C corporation”) for federal income tax purposes. The Target Fund is subject to federal income tax on its taxable income at the rate(s) applicable to corporations;

(i)	As of the Closing Date, all federal, state and other tax returns, and other tax-related reports and information returns of the Target Fund required by law to have been filed by such date (including any properly and timely filed extensions of time to file) shall have been timely filed, and all federal, state and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All such returns and reports are accurate and complete as of the time of their filing, and accurately state the amount of tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. All of the Target Fund’s tax liabilities will have been adequately provided for on its books. To the Target Fund’s knowledge, it is not currently under audit by the Internal Revenue Service or by any state or local tax authority and no assessment has been asserted with respect to any tax returns, dividend reporting forms or reports of the Target Fund required by law to be have been filed as of the date hereof. In addition, to the Target Fund’s knowledge, it will not have had any material tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under material audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. Any tax returns of the Target Fund for the taxable year including the Closing Date shall be the responsibility of the Acquiring Fund;

(j)	All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the most recent Target Fund Prospectus) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund Prospectus, except as disclosed in writing to the Acquiring Fund as provided in paragraph 15;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the board of directors of the Target Fund, and, upon approval thereof by the requisite vote of the shareholders of the Target Fund and due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Target Fund pursuant to paragraph 2 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund’s shareholders as provided in paragraph 2.3;

(n)	The information provided by the Target Fund and its agents for use in the Registration Statement (as defined in paragraph 6.3) will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	On the Closing Date, the Target Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other of its assets and liabilities to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof other than restrictions as might arise under the 1933 Act, except as disclosed in writing to the Acquiring Fund as provided in paragraph 15;

(q)	The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(r)	The Target Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Closing Date (other than debts, obligations and duties under this Agreement that do not arise until after the Closing Date, and debts, obligations and duties under investment contracts, including, without limitation, options, futures, forward contracts, and swap agreements, that do not expire until after the Closing Date);

(s)	The Target Fund Prospectus does and will, as of the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(t)	The due diligence materials of the Target Fund made available to the Acquiring Fund, its board of trustees and its legal counsel in response to the letter from the Acquiring Fund to the Target Fund, DCM and CFS dated January 31, 2022 (the “Acquiring Fund Request Letter”) are true and correct in all material respects and contain no material misstatements or omissions;

(u)	The Target Fund incurred the Obligations, which are associated with the assets of the Target Fund, in the ordinary course of its business; and

(v)	Not more than 25% of the value of the Target Fund’s total assets (excluding cash, cash items, Government securities and securities of other “regulated investment companies”) is invested in the stock and securities of any one issuer, and not more than 50% of the value of the assets is invested in the stock and securities of five or fewer issuers.

5.2.	The Acquiring Fund represents and warrants the following to the Target Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Fund is a series of the Acquiring Company that is duly organized, validly existing and in good standing under the laws of its state of organization and a true copy of its Agreement and Declaration of Trust has been provided to the Target Fund;

(b)	The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Acquiring Company and the 1940 Act;

(c)	The Registration Statement will, as of the Closing Date, be in full force and effect and no stop order suspending such effectiveness shall have been instituted or threatened by the SEC, and the Registration Statement will, as of the effective date thereof, the date of the Shareholders’ Meeting (as defined in paragraph 6.2), and the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act, 1934 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except with respect to information provided by the Target Fund, DCM, CFS or their agents for use in the Registration Statement. In addition, there are no material contracts to which the Acquiring Fund is a party and that are required to be disclosed under the federal securities laws or regulations thereof that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(d)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(e)	Except as has been disclosed in writing to the Target Fund as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of the Acquiring Fund’s knowledge, without any special investigation or inquiry, threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The Acquiring Fund was established by the trustees of the Acquiring Company in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund intends to be taxed as a C corporation;

(g)	As of the Closing Date, the Acquiring Fund shall not have been required to have filed any federal, state or other tax returns or reports. All of the Acquiring Fund’s tax liabilities, if any, will have been adequately provided for on its books. To the Acquiring Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(h)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and, upon due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(i)	The Acquisition Shares to be issued and delivered to the Target Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(j)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico);

(k)	The Acquiring Fund is, and will be at the Closing Date, a new series of the Acquiring Company created within the last twelve (12) months, without assets or liabilities, formed for the sole purpose of receiving the assets, and assuming the Obligations of, the Target Fund in connection with the reorganization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, or issued any shares except those issued in a private placement to an affiliate of the Acquiring Fund to secure any required initial shareholder approvals. Immediately following the reorganization contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the shareholders of the Target Fund as of the Closing;

(l)	The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(m)	The Acquiring Fund Prospectus does and will, as of the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(n)	Those due diligence materials listed on Exhibit B, attached hereto, of the Acquiring Fund made available to the Target Fund, its board of director and its legal counsel are true and correct in all material respects and contain no material misstatements or omissions.

5.3.	DCM represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	DCM is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of DCM, and, upon due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of DCM enforceable against DCM in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The due diligence materials made available to the Target Fund, its board of directors and its legal counsel are true and correct in all material respects and contain no material misstatements or omissions;

(d)	The due diligence materials made available to the Acquiring Fund, its board of trustees and its legal counsel in response to the Acquiring Fund Request Letter are true and correct in all material respects and contain no material misstatements or omissions;

(e)	The information provided by DCM and its agents for use in the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable thereto;

(f)	The information provided by DCM and its agents for use in the Acquiring Fund Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable thereto; and

(g)	Except as has been disclosed in writing to all the other parties as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court, governmental body or arbitrator is presently pending or, to the best of DCM’s knowledge, without any special investigation or inquiry, threatened as to DCM, any of its properties or assets, or any person whom DCM may be obligated to indemnify in connection with such litigation, proceeding or investigation, and DCM is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or arbitrator that materially and adversely affects, or is likely to affect, its business or its ability to fulfill its obligations under this Agreement.

(h)	DCM has paid or will pay the Reorganization Expenses (as defined in paragraph 10.2).

5.4	CFS represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	CFS is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of CFS, and, upon due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of CFS enforceable against CFS in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The due diligence materials made available to the Target Fund, its board of directors and its legal counsel are true and correct in all material respects and contain no material misstatements or omissions;

(d)	The due diligence materials made available to the Acquiring Fund, its board of trustees and its legal counsel in response to the Acquiring Fund Request Letter are true and correct in all material respects and contain no material misstatements or omissions;

(e)	The information provided by CFS and its agents for use in the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable thereto;

(f)	Except as has been disclosed in writing to all the other parties as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court, governmental body or arbitrator is presently pending or, to the best of CFS’s knowledge, without any special investigation or inquiry, threatened as to CFS, any of its properties or assets, or any person whom CFS may be obligated to indemnify in connection with such litigation, proceeding or investigation, and CFS is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or arbitrator that materially and adversely affects, or is likely to affect, its business or its ability to fulfill its obligations under this Agreement; and

(g)	Except as has been disclosed in writing to all provided in paragraph 15, no fees or expenses will be due and owing to CFS from the Target Fund or the Acquiring Fund after Closing.

6. COVENANTS OF THE TARGET FUND AND THE ACQUIRING FUND.

The Target Fund and the Acquiring Fund hereby covenants and agrees with the other as follows:

6.1.	The Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions. The Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations).

6.2.	The Target Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby (the “Shareholders’ Meeting”), all in compliance with the Target Fund’s governing documents and in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

6.3.	In connection with the Shareholders’ Meeting, and in reliance on information provided by the Target Fund, DCM, CFS and their agents, the Acquiring Fund will prepare a registration statement on Form N-14 (the “Registration Statement”) in connection with such meeting, to be distributed to the Target Fund’s shareholders, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

6.4.	Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.5.	The Acquiring Fund will use all reasonable and customary efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to commence its operations on or before the Closing Date and continue its operations thereafter.

6.6.	It is the intention of the parties that the reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or is reasonably likely to result in the failure of such reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

6.7	If requested by the Acquiring Fund, the Target Fund will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all Investments to be transferred by the Target Fund to the Acquiring Fund, (2) in addition to the requirements of paragraph 4.4, a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the Closing (the “Target Fund shareholder Documentation”), certified by its transfer agent or its President or Vice-President and Treasurer or an Assistant Treasurer to the best of their knowledge and belief, (3) copies of the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

6.8.	Notwithstanding anything to the contrary in this Agreement, any reporting responsibility of the Target Fund for periods ending on or prior to the Closing Date (whether due before or after the Closing Date) is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligation of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund, DCM and CFS of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, including, without limitation, assuming all Obligations in accordance with paragraph 2.1(b), issuing and delivering Acquisition Shares to the Target Fund in accordance with paragraph 2.1(c), and delivering to the Target Fund in a complete and accurate form all of the information to be provided to the Target Fund in accordance with paragraph 4.4.

7.2.	The Target Fund shall have received a favorable opinion of counsel to the Acquiring Fund (which opinion will be subject to certain qualifications), dated the Closing Date and in a form satisfactory to the Target Fund, to the following effect:

(a)	The Acquiring Company is duly organized, validly existing and in good standing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Company;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The Acquisition Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(d)	The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund’s organizational documents;

(e)	The Acquiring Company is registered with the SEC as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the SEC is in full force and effect;

(f)	The Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC;

(g)	Except as disclosed in writing to the Target Fund as provided in paragraph 15, such counsel knows of no material legal proceedings pending against the Acquiring Fund; and

(h)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as have been obtained.

7.3	The Acquiring Company, on behalf of the Acquiring Fund, shall have entered into, or adopted, as appropriate, an investment advisory agreement and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the board of trustees of the Acquiring Fund and, to the extent required by law (as interpreted by SEC staff positions), by its trustees who are not “interested persons” (as that term is defined in the 1940 Act) of any party to the contract, plan or agreement, and by DCM or its affiliate as the Acquiring Fund’s sole shareholder.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund, DCM and CFS of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

8.1.	The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Target Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, including, without limitation, transferring and delivering to the Acquiring Fund all of the Target Fund’s assets in accordance with paragraph 2.1(a), and delivering to the Acquiring Fund in a complete and accurate form all of the information to be provided to the Acquiring Fund in accordance with paragraph 4.4;

8.2.	The Acquiring Fund shall have received a favorable opinion of counsel to the Target Fund (which opinion will be subject to certain qualifications), dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Target Fund is duly organized, validly existing and in good standing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted and is duly constituted in accordance with the applicable provisions of the 1940 Act and its organizational documents;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the Target Fund and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, is the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The execution and delivery of this Agreement did not, and the performance by the Target Fund of its obligations hereunder will not, violate the Target Fund’s organizational documents;

(d)	The Target Fund is registered with the SEC as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the SEC is in full force and effect;

(e)	Except as disclosed in writing to the Acquiring Fund as provided in paragraph 15, such counsel knows of no material legal proceedings pending against the Target Fund; and

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement except such as have been obtained.

8.3.	The Target Fund shall have furnished to the Acquiring Fund a certificate signed by an officer of the Target Fund as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, and shall have delivered a copy of the tax books and records of the Target Fund, including but not limited to information necessary for purposes of determining fund distributions or preparing any tax returns, reports and information returns required by law to be filed by the Acquiring Fund after the Closing Date, the Target Fund shareholder Documentation and the FIN 48 Workpapers. The Target Fund will provide all necessary information to and will otherwise reasonably cooperate with the Acquiring Fund in connection with such Acquiring Fund’s preparation and filing of such returns, reports and information returns for the Acquiring Fund’s taxable year that includes the Closing Date and any prior taxable years of the Target Fund.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND.

The respective obligations of the Target Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

9.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the Shareholders’ Meeting.

9.2.	On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state “Blue Sky” securities authorities) deemed, in good faith, necessary by the Target Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring Fund.

9.4.	The Target Fund and the Acquiring Fund shall have received a favorable opinion of Kilpatrick Townsend & Stockton LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

(a)	The transaction contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of liabilities of the Target Fund and (ii) the distribution of the Acquisition Shares by the Target Fund to its shareholders in liquidation;

(c)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund solely in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund;

(d)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund’s tax basis of such assets immediately prior to the transfer;

(e)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets received from the Target Fund will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund;

(f)	Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of the Target Fund for the Acquisition Shares (including fractional shares to which they may be entitled);

(g)	Under Section 358 of the Code, the aggregate tax basis of Acquisition Shares (including fractional shares to which they may be entitled) received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund’s shares exchanged therefor;

(h)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquisition Shares (including fractional shares to which they may be entitled) received will be determined by including the shareholder’s holding period for the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange;

(i)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

(j)	The consummation of the transaction contemplated by this Agreement will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Closing Date and the part of the taxable year of the Acquiring Fund after the Closing Date will constitute a single taxable year of the Acquiring Fund.

Such opinions will be based on certain factual certifications made by officers of the Target Fund and the Acquiring Fund, and will also be based on customary assumptions. The opinions are not guarantees that the tax consequences of the reorganizations will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinions.

9.5.	On or before Closing, all known liabilities of the Target Fund and CFS and DCM (with respect to the Target Fund) to the services providers of the Target Fund, including, without limitation, the Target Fund’s investment advisor, investment sub-advisor, administrator, transfer agent, distributor, legal counsel and auditor, have been satisfied and paid in full.

9.6	At any time prior to the Closing, any of the foregoing conditions of this Agreement (except for paragraphs 9.1 and 9.4) may be waived jointly by the board of directors of the Target Fund and the board of trustees of the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund or the Acquiring Fund.

9.7.	DCM shall have delivered to the Target Fund and the Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Target Fund and the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of DCM made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that DCM has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

9.8.	CFS shall have delivered to the Target Fund and the Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Target Fund and the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of CFS made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that CFS has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

10. BROKERAGE FEES AND EXPENSES.

10.1.	The Target Fund and the Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.	All costs, fees and expenses incurred in connection with the transactions contemplated herein, whether or not consummated (the “Reorganization Expenses”) shall be borne by DCM. Reorganization Expenses shall include, without limitation (i) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Target Fund Prospectus supplements, and printing and distributing the Acquiring Fund Prospectus and the Registration Statement, (ii) legal and accounting fees of the Acquiring Fund and the Target Fund related to the reorganization, (iii) transfer agent and custodian conversion costs, (iv) transfer taxes for foreign securities, if any, (v) proxy solicitation costs, (vi) any state Blue Sky fees, (vii) expenses of holding the Shareholders’ Meeting (including any adjournments thereof), and (viii) costs of terminating the Target Fund. All such costs, fees and expenses so borne and paid by DCM shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by DCM to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. For the avoidance of doubt, neither the Target Fund nor the Acquiring Fund will bear any fees or expenses relating to the transactions contemplated herein. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Sections 851 and 852 of the Code or would prevent the reorganization from qualifying as a tax-free reorganization under Section 368(a) of the Code.

11. INDEMNIFICATION

11.1	DCM and CFS agree, severally and not jointly, to indemnify and hold harmless the Target Fund and the Target Fund’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund or any of the Target Fund’s directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund, DCM or CFS of any of its representations, warranties, covenants or agreements set forth in this Agreement. These indemnification obligations shall survive the consummation of the transactions contemplated hereunder.

11.2	DCM and CFS agree, severally and not jointly, to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund’s trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund, DCM or CFS of any of its representations, warranties, covenants or agreements set forth in this Agreement. These indemnification obligations shall survive the consummation of the transactions contemplated hereunder.

12. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

12.1.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13. TERMINATION.

13.1.	This Agreement may be terminated by the mutual agreement of the Target Fund and the Acquiring Fund. In addition, either the Target Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	of a material breach by DCM or CFS of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(c)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(d)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this paragraph 13.1(d) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

4	13.2 If the transactions contemplated by this Agreement have not been substantially completed by the first anniversary of this Agreement, this Agreement shall automatically terminate on that date unless a later date is agreed to in writing by both the Target Fund and the Acquiring Fund.

13.3.	If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation indirect or consequential damages, absent willful default or fraud.

14. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that no amendment that under applicable law requires approval by shareholders of the Target Fund or the Acquiring Fund, as applicable, shall be effective without such approval having been obtained.

15. NOTICES.

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

a.	To the Target Fund:
b.	Copley Fund, Inc.
c.	5348 Vegas Drive
d.	Las Vegas, NV 89108
e.	Attention: Chairman
f.
g.	With a copy (which shall not constitute notice) to:
h.
i.	Gallet Dreyer & Berkey, LLP
j.	845 Third Avenue, 5th Floor
k.	New York, New York 10022

l.	Attention: David I. Faust, Esquire
m.
n.	To the Acquiring Company:
o.
p.	Centaur Mutual Funds Trust
q.	225 Pictoria Drive, Suite 450
r.	Cincinnati, Ohio 45246
s.	Attention: President
t.
u.	With a copy (which shall not constitute notice) to:
v.
w.	Kilpatrick Townsend & Stockton, LLP
x.	4208 Six Forks Road, Suite 1400
y.	Raleigh, North Carolina 27609
z.	Attention: Thomas W. Steed III, Esquire
aa.
bb.	To DCM:
cc.
dd.	DCM Advisors, LLC
ee.	475 Park Avenue South, 9th Floor
ff.	New York, New York 10016
gg.	Attention: Marc Rappaport, Chief Executive Officer
hh.
ii.	With a copy (which shall not constitute notice) to:
jj.
kk.	Dinosaur Group Holdings LLC
ll.	470 Park Avenue South, 9th Floor
mm.	New York, New York 10016
nn.	Attention: Andrew M. Greenstein, Esquire
oo.
pp.
qq.	To CFS:
rr.
ss.	Copley Financial Services, Corp
tt.	c/o David I. Faust, Esquire
uu.	Gallet Dreyer & Berkey, LLP
vv.	845 Third Avenue, 5th Floor
ww.	New York, New York 10022
xx.
yy.	With a copy (which shall not constitute notice) to:
zz.
aaa.	Gallet Dreyer & Berkey, LLP
bbb.	845 Third Avenue, 5th Floor
ccc.	New York, New York 10022
ddd.	Attention: Adam J. Berkey, Esquire

16. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

16.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

16.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

16.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

16.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5.	Notice is hereby given that no director, officer, agent or employee of the Target Fund shall have any personal liability under this Agreement, and that insofar as it relates to the Target Fund, this Agreement is binding only upon the assets and properties of the Target Fund.

16.6	Notice is hereby given that this Agreement is executed and delivered by the Acquiring Company’s trustees and/or officers solely in their capacities as trustees or officers, and not individually, and that the Acquiring Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series of the Acquiring Company other than the Acquiring Fund but are only binding on and enforceable against the property attributable to and held for the benefit of the Acquiring Fund (“Acquiring Fund’s Property”) and not the property attributable to and held for the benefit of any other series of the Acquiring Company. Any party hereunder, in asserting any rights or claims under this Agreement on its behalf, shall look only to the Acquiring Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Acquiring Company or to its trustees, officers, or shareholders.

16.7	Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Attested by:	COPLEY FUND, INC.

	By:	/s/David Faust
Name:	Name:	David Faust
	Title:	Secretary

CENTAUR MUTUAL FUNDS TRUST, On behalf of the Acquiring Fund thereof identified on Exhibit A

Attested by:

/s/Paul F. Leone	By:	/s/David R Carson
Name: Paul F. Leone	Name:	David R. Carson
Secretary	Title:	President

DCM ADVISORS, LLC
Solely for purposes of Paragraphs 5.3, 9.7, 10.2 and 11 of the Agreement

Attested by:

/s/Steven H Roseman	By:	/s/Marc Rappaport
Name: Steven H Roseman	Name:	Marc Rappaport
	Title:	CEO

COPLEY FINANCIAL SERVICES, CORP.
Solely for purposes of Paragraphs 5.4, 9.8, and 11 of the Agreement
Attested by:

/s/Susan T. Winters	By:	/s/ David Faust
Name: Susan T. Winters	Name:	David Faust
	Title:	President

EXHIBIT A

Target Fund	Acquiring Company	Acquiring Fund
Copley Fund, Inc.	Centaur Mutual Funds Trust	Copley Fund

Share Class Mapping
Target Fund Share Class	Acquiring Fund Share Class
Copley Fund, Inc.*	Copley Fund**

*	the Target Fund offers one class of shares, designated as Copley Fund shares

**	the Acquiring Fund will have one class of shares, to be designed as Copley Fund shares

EXHIBIT B

●	Declaration of Trust of the Acquiring Fund, dated April 22, 2004
●	Bylaws of the Acquiring Fund, dated April 22, 2004

APPENDIX B

COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

Set forth below is a discussion of the fundamental investment policies of the Existing Fund and the New Fund. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed with respect to a fund without approval by the holders of a majority of the outstanding shares of that fund, as that term is defined in the 1940 Act.

FUNDAMENTAL INVESTMENT POLICIES
EXISTING FUND	NEW FUND
The Existing Fund may not:	As a matter of fundamental policy, the New Fund may not:
(1) Issue any senior securities	(1) Issue senior securities, except as permitted by the 1940 Act
(2) Except for (a) temporary, extraordinary or emergency purposes, or (b) in connection with the conduct of any active trade or business at any time conducted by the Fund consistent with Fundamental Policy 13 of the Fund, borrow money, and then only from banks (for purposes of the foregoing Clause (b), including but not necessarily limited to the establishment and maintenance of credit facilities, e.g., letters of credit, documentary drafts, or demands for payment) and in amounts not in excess of 33 1/3% of the value of its total net assets taken at the lower of cost or market. If, due to market fluctuations or other reasons, the value of the Fund’s assets falls below 300% of its borrowings, the Fund, within three (3) days (not including Sundays or holidays) will reduce its borrowings to the extent that its asset coverage of such borrowings shall be at least 300%. This borrowing provision is not for investment leverage per se but solely to facilitate orderly operation of any active trade or business of the Fund at any time being operated consistent with Fundamental Policy 13 and to facilitate management of the portfolio by enabling the Fund to meet redemption requests at times when the liquidation of portfolio securities is inconvenient or disadvantageous	(2) Borrow money, except to the extent permitted under the 1940 Act and other applicable law (including, without limitation, borrowing to meet redemptions). For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing
(3) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain Federal securities laws	(3) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws

(4) Concentrate its investment in any particular industry, but, if deemed consistent with the Fund’s investment objectives, up to 25% of its assets may be invested in any one industry. We do not believe additional risk disclosures are necessary for our weight in the technology sector because (a) our weighting is less than that of benchmark indexes such as the S&P index and (b) different vendors of sector classification data classify stocks in different sectors. We believe that our weight in the technology sector does not expose the Fund to unusual or extraordinary levels of risk. For temporary defensive purposes, the Fund may at times invest more than 25% of the value of its assets in cash or cash items (including bank demand deposits); securities issued or guaranteed by the United States government, its agencies or instrumentality’s, or instruments secured by money market instruments

(7) Invest directly 25% or more of total assets in securities of issuers in any particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), securities of state and municipal governments and investment in other investment companies are not considered to be issued by members of any industry. If, however, the Fund invests in an investment company that concentrates its investment in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which such investment company invests. In addition, if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied

(5) Engage in the purchase or sale of interests in real estate	(5) Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities)
(6) Purchase or sell commodities or commodities future contracts; provided that the Fund may invest in financial futures and options on such futures	(6) Purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time

(7) Make loans to other persons; provided, however, that (i) the purchase of a portion of an issue of publicly distributed bonds or debentures and money market instruments (within the limits described in Fundamental Policy 4) will not be considered the making of a loan; and (ii) the Fund, in connection with any trade or business of the Fund at any time conducted consistent with Fundamental Policy 13, may extend credit to, or act as surety for, any other person, so long as the total exposure of the Fund represented by such extensions of credit or suretyship arrangements, when added to the aggregate borrowings of the Fund, does not at any one time exceed 10% of the value of the Fund’s total net assets; and provided further that in applying Fundamental Policy 2, the Fund shall treat any extensions of credit or suretyship arrangements at the time outstanding as a borrowing subject to the limitations of Fundamental Policy 2	(4) Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this limitation, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan
(8) Investment in securities of other investment companies, except in connection with a merger, consolidation, combination or similar transaction with another investment company or as permitted by applicable law or regulation. To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees	N/A
(9) Make investments on margin, except such short-term credits as are necessary for the clearance of transactions	N/A
(10) Make short sales of securities	N/A
(11) Make investments for the purpose of exercising control of management	N/A
(12) Purchase or retain, longer than reasonably necessary for proper disposal thereof, any securities of an issuer if the officers and directors of the Fund or its adviser, own individually more than one percent of the securities of such issuer, or together own more than five percent of the securities of such issuer	N/A

(13) Engage in one or more active trades or businesses, if the assets of the Fund constituting such trades or businesses, exceed, in the aggregate, 24% of the value of the Fund’s total assets, or during any taxable year of the Fund, the gross income of the Fund attributable to such active trades or businesses represents, in the aggregate, more than 10% of the gross profit (gross revenues less cost of goods sold) of the Fund for Federal income tax purposes; provided, however, that if due to market fluctuations or other reasons, the value of the Fund’s assets constituting such active trades or businesses exceeds 24% of the value of the Fund’s total assets or the gross income of the Fund for any tax year attributable to such active trades or businesses is reasonably expected to exceed 10% of the gross profit of the Fund for such tax year, the Fund will take steps to divest itself of, or otherwise curtail such active trades or businesses, to cause the same to comply with the foregoing percentages.	N/A

N/A

With respect to the “fundamental” investment limitations above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the limitation on borrowing under the Fund’s third fundamental investment restriction applies at all times. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

APPENDIX C

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock of the Existing Fund outstanding throughout each period presented.(a)

	Fiscal Years Ending February 28 or 29,
	2022	2021		2020(e)		2019(e)	2018
Net Asset Value, Beginning of Period	$134.92	$117.91		$110.58		$97.69	$82.46
Income From Operations:
Net investment gain	0.55	3.16		3.26		2.59	2.61
Net gain (loss) from securities (both realized and unrealized)	6.49	13.85		4.07		10.30	12.62
Total from operations	7.04	17.01		7.33		12.89	15.23
Net Asset Value, End of Period	$141.96	$134.92		$117.91		$110.58	$97.69
Total Return(b)	5.22%	14.43%		6.63%		13.19%	18.47%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$91,613	$95,042		$94,121		$96,882	$92,977
	Fiscal Years Ending February 28 or 29,
	2022	2021		2020(c)		2019(c)	2018
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	2.43%	3.50%		1.81	%(c)	3.43%	(12.89	)%(d)
Ratio of net investment and operating income (loss), including regular and deferred taxes, to average net assets	(0.98)%	(0.16	)%(g)	2.02	%(c)	0.78%	17.43%
Portfolio turnover rate	111.25%	119.33%		24.64%		0.00%	0.97%
Number of shares outstanding at end of year (in thousands)	645	704		798		876	952

The financial highlight ratios above do not reflect investment fees waivers of $60,000 for the fiscal year ended February 28, 2022, $22,849 for the fiscal year ended February 28, 2021 and $60,000 for the fiscal years ended February 29, 2020 through 2018. If the waivers had been included, the following ratios would apply:

Ratio of total expenses, including net regular and deferred taxes, to average net assets*	2.36%	3.48%		1.81	%(c)	3.43%	(12.96	)%(d)
Ratio of net investment and operating income (loss) to average net assets	(0.92)%	(0.14	)%(g)	2.02	%(c)	0.78%	17.50%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
*	Includes operating expenses from the Operating Division and subsidiary of $31,995, $17,572, $51,092, and $41,891, for fiscal years ending 2020 through 2018, respectively.
(c)	Includes advisory fees reimbursed to the Fund and included in investment advisory fees, net.
(d)	Due to change in corporate tax rate, ratio represents expenses and net benefit received.

For the year ended February 28, 2018, the above ratios are net of a one-time tax benefit due to the changes in the tax rules. If the one-time benefit tax was excluded, the ratios would be as follows:

Ratio of total expenses including regular to average net assets:	1.63%
Ratio of net investment and operating income to average net assets:	2.91%
With waiver included:
Ratio of total expenses including regular to average net assets:	1.55%
Ratio of net investment and operating income to average net assets:	2.98%

(e)	Net asset values, net investment income per share, total returns and ratios of total expenses and net investment and operating income (loss) have been restated on an “as-if” basis. See Note 7 in the Notes to Financial Statements.

STATEMENT OF ADDITIONAL INFORMATION

July [ ], 2022

FOR THE REORGANIZATION OF

COPLEY FUND, INC

INTO

COPLEY FUND

a series of

CENTAUR MUTUAL FUNDS TRUST

475 Park Avenue South, 9th Floor

New York, NY 100166

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated July [__], 2022 for the special meeting of shareholders (the “Special Meeting”) of Copley Fund Inc. (the “Existing Fund”) to be held on September [__], 2022. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization (the “Plan”), between the Existing Fund and Centaur Mutual Funds Trust (the “Centaur Trust”) on behalf of Copley Fund (the “New Fund”). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by calling 1-888-484-5766. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

Further information about the Existing Fund is contained in the following documents, which are incorporated herein by reference:

●	The Statement of Additional Information for the Existing Fund dated June 29, 2021 (File Nos. 2-6095 and 811-2815).

●	The Annual Report to Shareholders for the Existing Fund for the fiscal year ending February 28, 2022 (File No. 811-2815), which includes audited financial statements and related independent registered public accountants’ report for the Existing Fund.

Copies of the foregoing documents are available upon request and without charge by calling 1-877-881-2751.

Further information about the New Fund is contained in the following document, which is incorporated herein by reference:

●	The preliminary Prospectus and Statement of Additional Information (“SAI”) dated June 3, 2022, which was filed with the SEC on June 3, 2022. Copies are available upon request and without charge by calling 1-877-881.

Copies of the foregoing document are available upon request and without charge by calling 1-888-484-5766. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

Table of Contents

PRO FORMA FINANCIAL INFORMATION	[101]
INDEMNIFICATION	[101]
EXHIBITS	[104]
UNDERTAKINGS	[105]

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganization because the New Fund is a newly organized “shell” series of the Centaur Trust with no assets and liabilities, which will commence operations upon consummation of the Reorganization and continue the operations of the Existing Trust. The Existing Fund will be the accounting survivor of the Reorganization.

PART C: OTHER INFORMATION

INDEMNIFICATION

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3. Indemnification.

(a)	Subject to the exceptions and limitations contained in Subsection (b) below:

(i)	every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)	as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability’’ and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Persons:

(i)	who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)	in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)	To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)	Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Advisor’ s and Distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 16: EXHIBITS

(1)	Declaration of Trust ("Trust Instrument")[1]
(2)	By-Laws [1]
(3)	None
(4)	Agreement and Plan of Reorganization is incorporated herein by referencee to Appendix A of the Combined Proxy Statement and Prospectus.
(5)	Articles III, V, and VI of the Trust Instrument define the rights of holders of the securities being registered (Certificates for shares are not issued.)[1]
(6)(a)	Investment Advisory Agreement between the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust) ("Registrant") and DCM Advisors, LLC ("Advisor"), as advisor for the DCM/INNOVA High Dividend Income Innovation Fund (formerly known as the Centaur Total Return Fund)[9]
(6)(b)	Investment Advisory Agreement between the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust) ("Registrant") and DCM Advisors, LLC ("Advisor"), as advisor for Lebenthal Ultra Short Tax-Free Income Fund (“Lebenthal Fund”)[8]
(6)(c)	Investment Advisory Agreement between Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust) (“Registrant) and DCM Advisors (“Advisor”), as advisor for the Copley Fund (“Copley Fund”) will be filed by post-effective amendment.
6(d)	Investment Advisory Agreement between the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust) ("Registrant") and DCM Advisors, LLC ("Advisor"), as advisor for the Copley Fund (“Copley Fund”)[13]
(7)(a)(i)	Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC [7]
(7)(a)(ii)	Amendment to Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC [13]
(8)	Not Applicable
(9)(a)	Global Custody Agreement between the Registrant and Union Bank, N.A.[4]
(9)(b)	Assignment of Custody Agreement from Union Bank, N.A. to U.S. Bank, N.A. [13]
(9)(c)	Custody Agreement – Updated Schedule of Funds [13]
(10)(a)	Distribution Plan under Rule 12b-1 with respect to the Lebenthal Ultra Short Tax-Free Income Fund [8]
(10)(b)	Rule 18f-3 Plan [8]
11(a)	Opinion and Consent of Parker, Poe, Adams & Bernstein L.L.P. regarding the legality of securities registered with respect to the Registrant [2]

11(b)	Opinion and Consent of Kilpatrick Townsend & Stockton LLP regarding the legality of securities registered with respect to the Lebenthal Fund [8]
11(c)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Copley Fund will be filed by post-effective amendment.
(12)	Opinion and Consent of Counsel as to tax matters will be filed by post-effective amendment.
(13)(a)(i)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC [5]
(13)(a)(ii)	Amendments to Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC [9]
13(b)(i)	Expense Limitation Agreement dated March 7, 2019 between the Registrant and the Advisor with respect to the DCM/INNOVA Fund [10]
13(b)(ii)	Amendment dated December 16, 2021, Amendment #4 to March 7, 2019 DCM/INNOVA Fund Lebenthal Expense Limitation Agreement [12]
13(c)(i)	Expense Limitation Agreement dated December 30, 2019 between the Registrant and the Advisor with respect to the Lebenthal Fund [10]
13(c)(ii)	Amendment dated December 16, 2021, Amendment #2 to December 30, 2019 Lebenthal Expense Limitation Agreement [12]
13(d)	Compliance Services Consulting Agreement between the Registrant and Northern Lights Fund Services, LLC [13]
14	Consent of Independent Registered Public Accounting Firm will be by post-effective amendment.
15	Not Applicable
16	Powers of Attorney [10]
17	None

1.	Incorporated herein by reference to Registrant's Registration Statement on Form N-lA filed July 23, 2004 (File No. 333-117597).
2.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed March 10, 2005 (File No. 333-117597).
3.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed February 28, 2008 (File No. 333-117597).
4.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed February 29, 2012 (File No. 333-117597).
5.	Incorporated herein by reference to Registrant's Registration Statement on Form N-lA filed February 28, 2017 (File No. 333-117597).
6.	Incorporated herein by reference to Registrant's Registration Statement on Form N-lA filed February 28, 2018 (File No. 333-117597).
7.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed February 28, 2019 (File No. 333-117597).

8.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed December 30, 2019 (File No. 333-117597).
9.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed February 28, 2020 (File No. 333-117597).
10.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed February 21, 2021 (File No. 333-117597).
11.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed April 26, 2021 (File No. 333-117597).
12.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed February 28, 2022 (File No. 333-117597).
13.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed June 3, 2022 (File No. 333-117597).

ITEM 17: UNDERTAKINGS

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Cincinnati and the State of Ohio, on June 7, 2022.

CENTAUR MUTUAL FUNDS TRUST

By:	/s/ David R. Carson
David R. Carson
President

Pursuant to the requirements of the Securities Act, this pre-effective amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James H. Speed, Jr.*	Trustee	June 7, 2022
James H. Speed, Jr.

/s/ Thomas G. Douglas*	Trustee	June 7, 2022
Thomas G. Douglas

/s/ Marc Rappaport	Trustee	June 7, 2022
Marc Rappaport

/s/ Zachary Richmond	Treasurer	June 7, 2022
Zachary Richmond

*	by Power of Attorney

/s/ Paul F. Leone
Paul F. Leone, Secretary

Exhibit Index